UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635 )

Exact name of registrant as specified in charter: Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005—March 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Diversified Income Trust

3|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Diversified Income Trust

3| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Diversified Income Trust: seeking broad diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s original investment focus has been enhanced in an attempt to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

strategy can take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss. The use of derivatives involves special risks and may result in losses.

Key drivers of
fixed-income returns

Government

Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values create opportunities for global investors.

Credit

Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized

Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Weightings are shown as a percentage of total investment portfolio. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 10 and 33.

Putnam Diversified Income Trust seeks high current income consistent with preservation of capital by investing in investment-grade, high-yield, and non-U.S. fixed-income securities. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income consistent with capital preservation, asset class diversification, or both.

Highlights
*	For the six months ended March 31, 2006, Putnam Diversified Income Trust’s class A shares posted a total return of 1.05% without sales charges.
*	The fund’s primary benchmark, the Lehman Aggregate Bond Index, returned –0.06%.
*	The average return for the fund’s Lipper category, Multi-Sector Income Funds, was 1.28%.
*	The fund increased its dividend in December 2005. See page 11 for details.
*	Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance Total return for class A shares for periods ended 3/31/06 Since the fund's inception (10/3/88), average annual return is 7.55% at NAV and 7.32% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.80%	5.39%	75.67%	69.11%

5 years	7.78	6.97	45.47	40.06

3 years	8.93	7.56	29.25	24.45

1 year	4.18	0.23	4.18	0.23

6 months	—	—	1.05	-2.77

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

The six-month period ended March 31, 2006, was generally favorable for the fixed-income sectors of the market, especially those associated with higher credit risk, such as high-yield and emerging-market bonds. Strong investor demand for yield boosted prices in both of these sectors, especially during the first calendar quarter of 2006. Because your fund invests in a variety of fixed-income investments, its results at net asset value (NAV, or without sales charges) were well ahead of the return of its all-bond benchmark index. However, the fund’s results at NAV trailed the average for its Lipper category because the fund had less exposure than many of its peers to the strong-performing emerging-market and high-yield sectors. The fund continued to benefit from its holdings in securitized bonds, while its currency strategy had no significant effect on performance over the course of the semiannual period.

Market overview

During the six months ended March 31, 2006, the U.S. economy continued to grow at a solid, moderate pace with low inflation, continuing a four-year trend. Fixed-income securities generally remained in a relatively narrow trading range in the fourth quarter of 2005. During the first calendar quarter of 2006, however, strong demand for high-yield and emerging-market bonds drove their prices up and caused their yields to decline close to the level of comparable Treasuries.

While the bond market has benefited from a supportive environment for the past several years, we have detected growing cautionary signs. The U.S. economy has been posting a steady 3% to 4% growth rate since 2002, but during the past six months, we believe that spare or “excess” capacity to fuel economic growth (i.e., plant and equipment capacity) has all but disappeared. This is an important development, because excess capacity can help keep prices low as companies try to boost sales volume, and consequently, when present, it has a dampening effect on inflation. Furthermore, in what could be a significant development for the world’s financial markets, Japan is currently emerging from 15 years of economic diffi-culty. Japan’s previously stagnant economy and very low interest rates have long been key elements of an important mechanism for keeping long-term interest rates low in the United States. Because of the low interest rates available to them at home, Japanese investors (who have a very high savings rate) have purchased higher-yielding U.S. Treasury and corporate bonds in large volume. Recently, real estate prices in Japan have been rising, unemployment has declined, and the Japanese stock market has been strengthening. In addition, Japanese interest rates have risen across the board during the past six months. Japanese investors, noting the changing conditions, have begun to divert some of their capital out of the international markets and back to their domestic markets. We believe these developments could soon mean significantly higher long-term interest rates here, as credit issuers in the United States could be forced to raise interest rates to compete for Japanese capital. We continue to monitor unfolding events in Japan closely.

Strategy overview

As we have noted the beginnings of possible changes in the global economy over the past six months, amid signs that

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Bonds

Lehman Aggregate Bond Index (broad bond market)	-0.06%

JP Morgan Global Diversified Emerging Markets Bond Index (global emerging-market bonds)	3.30%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	-2.80%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.65%

Equities

S&P 500 Index (broad stock market)	6.38%

Russell 2000 Growth Index (small-company growth stocks)	16.20%

Russell 2000 Value Index (small-company value stocks)	14.26%

long-term interest rates could rise, our primary goal has been to keep the portfolio’s credit risk at a reduced level. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) During the six-month period, we deemphasized the emerging-market sector and increased the average credit quality of the fund’s high-yield holdings by selling lower-quality bonds and purchasing bonds with higher ratings. High-yield securities, which generally pose a higher risk of default than other securities such as Treasuries, are classed among several tiers of credit quality.

In addition, we sought to reduce the fund’s sensitivity to changes in interest rates by maintaining a shorter portfolio duration than in past years. Duration, which is the average length of all of the fund’s bonds and is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes. Since bond prices move in the opposite direction of interest rates, the fund’s lower interest-rate sensitivity helped performance over the six-month period.

We have also maintained the fund’s position in bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help provide some protection from interest-rate risk.

Comparison of top sector weightings

This chart shows how the fund’s sector weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed well during the semiannual period as interest rates fluctuated within a narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, providing us with the flexibility to shift assets to other fixed-income securities should interest rates rise. The most common types of structured securities are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of structured securities include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

European government bonds outperformed Treasury bonds and contributed to performance during the six-month period. European bonds benefited from the Fed’s continuing series of interest-rate increases and the fact that economic growth on the Continent has generally been slower than in the United States.

Top holdings

This table shows the fund's top holdings within each of the fund's three broad sectors, and the percentage of the fund's net assets that each comprised, as of 3/31/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Coupon (%) and maturity date

Securitized sector

Freddie Mac Ser. 231, PO (0.9%)	zero %, 2035

Green Tree Financial Corp. Ser. 99-5,
Class A5 (0.8%)	7.86%, 2030

Conseco Finance Securitizations Corp.
Ser. 01-3, Class A4 (0.7%)	6.91%, 2033

Credit sector

Echostar DBS Corp. company guaranty (0.5%)	6.625%, 2014

Pemex Project Funding Master Trust
company guaranty (0.4%)	10%, 2027

Bosphorus Financial Services, Ltd.
144A sec. FRN (Cayman Islands) (0.3%)	6.549%, 2012

Government sector

U.S. Treasury bonds (3.0%)	6.25%, 2030

U.S. Treasury bonds (2.8%)	6.25%, 2023

Ireland (Republic of) bonds (2.1%)	5%, 2013

Although the fund’s benchmark includes bonds from Italy, we have avoided them, emphasizing bonds issued in Germany and France instead. In general, the fund has benefited from this strategy.

While the fund continues to de-emphasize emerging-market securities, we added some emerging-market bonds during the period, believing them to be more attractive than high-yield U.S. corporate bonds. Over the period, the fund benefited from positions in higher-yielding issues from the Philippines and Brazil. However, our emphasis on more defensive, lower-yielding bonds from countries such as Mexico and Russia detracted from performance.

In the high-yield corporate bond portion of the portfolio, we continued to emphasize bonds from the energy sector, which has benefited from higher energy prices. These included bonds issued by Dynegy, a Houston-based power company that sold assets and took excess cash flow along with new financing in order to retire outstanding bonds at a significant premium. One high-yield bond position that detracted from results was the fund’s holdings in MedQuest. This medical diagnostic imaging firm was negatively affected by changes in Medicare reimbursement in the first quarter of 2006, and prices of its securities declined accordingly.

Additionally, we maintained the fund’s allocation in senior-secured bank loans. These senior floating-rate bank loans are loans issued by banks to corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. When rates rise, these securities pay a higher yield. Also, their “senior-secured” status means that they are backed by the assets of each issuing company, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

The fund’s monthly dividend was increased during the period. Dividends on class A shares rose from $0.042 per share to $0.045 per share effective with the December 2005 payment. The fund’s other share classes had similar increases.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed — even with its recent change in leadership — will continue to raise short-term interest rates beyond the market’s current expectations. In the near term, we expect steady economic growth and contained inflation pressure. Valuations in the credit markets, particularly in high-yield bonds, look high but sustainable at present. However, we continue to believe there is increased risk that long-term interest rates could rise sharply at some point, in light of the disappearing excess capacity in the U.S. economy and if the rebound in the Japanese economy continues. Over the near term, we will maintain a cautious stance, reflected in a portfolio with higher credit quality and a duration that is shorter than that of the fund’s benchmark. In our view, there is not enough reward available in the form of higher interest rates to make it worthwhile for the fund to take on additional credit or interest-rate risk. Going forward, we will continue to remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, seeking to keep the fund positioned defensively while remaining diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.55%	7.32%	6.72%	6.72%	6.73%	6.73%	7.24%	7.03%	7.28%	7.70%

10 years	75.67	69.11	62.82	62.82	62.52	62.52	70.98	65.36	71.31	79.87
Annual average	5.80	5.39	5.00	5.00	4.98	4.98	5.51	5.16	5.53	6.05

5 years	45.47	40.06	39.93	37.94	39.86	39.86	43.45	38.78	43.67	47.10
Annual average	7.78	6.97	6.95	6.64	6.94	6.94	7.48	6.77	7.52	8.02

3 years	29.25	24.45	26.28	23.28	26.19	26.19	28.17	24.03	28.33	30.18
Annual average	8.93	7.56	8.09	7.23	8.06	8.06	8.62	7.44	8.67	9.19

1 year	4.18	0.23	3.42	–1.42	3.31	2.34	3.87	0.47	3.85	4.43

6 months	1.05	–2.77	0.67	–4.14	0.57	–0.40	0.94	–2.35	0.93	1.17

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns For periods ended 3/31/06

		Citigroup		Lipper
	Lehman	Non-U.S.	JP Morgan	Multi-Sector
	Aggregate Bond	World Govt.	Global High	Income Funds
	Index	Bond Index	Yield Index	category average†

Annual average
(life of fund)	7.55%	7.07%	—*	7.69%

10 years	83.98	56.39	98.41%	87.75
Annual average	6.29	4.57	7.09	6.44

5 years	28.27	49.03	54.36	43.83
Annual average	5.11	8.31	9.07	7.48

3 years	9.02	16.11	41.37	25.87
Annual average	2.92	5.10	12.23	7.93

1 year	2.26	–6.48	7.18	4.36

6 months	–0.06	–2.80	3.65	1.28

Index and Lipper results should be compared to fund performance at net asset value.

* The index's inception date was 12/31/93.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 119, 119, 93, 85, and 49 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.482		$0.444	$0.444	$0.470		$0.470	$0.494

Capital gains	—		—	—	—		—	—

Total	$0.482		$0.444	$0.444	$0.470		$0.470	$0.494

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/05	$10.20	$10.60	$10.12	$10.14	$10.11	$10.45	$10.18	$10.20

3/31/06	9.82	10.20	9.74	9.75	9.73	10.06	9.80	9.82

Current yield
(end of period)
Current
dividend rate[1]	5.50%	5.29%	4.80%	4.80%	5.30%	5.13%	5.27%	5.74%

Current 30-day
SEC yield[2]	5.39	5.19	4.63	4.63	5.14	4.97	5.14	5.64

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from October 1, 2005, to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.76	$ 8.51	$ 8.50	$ 6.01	$ 6.01	$ 3.51

Ending value (after expenses)	$1,010.50	$1,006.70	$1,005.70	$1,009.40	$1,009.30	$1,011.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the fund’s expenses would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2006, use the calculation method below. To find the value of your investment on October 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.78	$ 8.55	$ 8.55	$ 6.04	$ 6.04	$ 3.53

Ending value (after expenses)	$1,020.19	$1,016.45	$1,016.45	$1,018.95	$1,018.95	$1,021.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the fund’s expenses would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	0.95%	1.70%	1.70%	1.20%	1.20%	0.70%

Average annualized expense
ratio for Lipper peer group†	1.10%	1.85%	1.85%	1.35%	1.35%	0.85%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the fund’s expense ratio would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Diversified Income Trust	126%*	99%	146%†	209%†‡	150%†

Lipper Multi-Sector Income Funds
category average	127%	104%	145%	118%	123%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

D. William Kohli	2006					*

Portfolio Leader	2005						*

Rob Bloemker	2006					*

Portfolio Member	2005				*

Jeffrey Kaufman	2006	*

Portfolio Member	2005	*

Paul Scanlon	2006	*

Portfolio Member	2005	*

David Waldman	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $4,200,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

David Waldman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006				*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006					*

President and CEO	2005					*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities.

JP Morgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investment Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

*	That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
*	That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

*  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 19th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

*  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

34th	32nd	39th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 112, 96, and 91 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Sector Income Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 60%, 41%, 70%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 71st out of 119, 35th out of 85, and 35th out of 49 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

CORPORATE BONDS AND NOTES (25.4%)*

		Principal amount	Value

Basic Materials (2.0%)
Chaparral Steel Co. company guaranty 10s, 2013		$3,133,000	$3,493,295
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	1,845,000	2,534,904
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$1,715,000	1,534,925
Compass Minerals International, Inc.
sr. notes stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		5,065,000	4,685,125
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		2,665,000	2,078,700
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		4,059,000	4,312,688
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		4,625,000	5,075,938
Huntsman, LLC company guaranty 11 5/8s, 2010		2,259,000	2,558,318
Innophos, Inc. company guaranty 8 7/8s, 2014		1,720,000	1,788,800
International Steel Group, Inc. sr. notes 6 1/2s, 2014		930,000	925,350
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		1,765,000	1,659,100
JSG Holding PLC 144A sr. notes 11 1/2s,
2015 (Ireland) ‡‡	EUR	1,047,364	1,316,736
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		$715,000	791,863
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		1,640,000	1,734,300
MDP Acquisitions PLC sr. notes Ser. EUR,
10 1/8s, 2012 (Ireland)	EUR	3,045,000	4,102,635
Nalco Co. sr. sub. notes 9s, 2013	EUR	505,000	659,323
Nalco Co. sr. sub. notes 8 7/8s, 2013		$2,213,000	2,301,520
Novelis, Inc. 144A sr. notes 7 3/4s, 2015		4,915,000	4,718,400
PQ Corp. 144A company guaranty 7 1/2s, 2013		895,000	859,200
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	2,750,000	3,442,299
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$4,955,000	5,153,200
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		862,593	821,620
Stone Container Corp. sr. notes 9 3/4s, 2011		865,000	890,950
Stone Container Corp. sr. notes 8 3/8s, 2012		60,000	59,100
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		1,080,000	1,004,400
United States Steel Corp. sr. notes 9 3/4s, 2010		943,000	1,018,440
United States Steel, LLC sr. notes 10 3/4s, 2008		682,000	750,200
			60,271,329

Capital Goods (1.2%)
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		5,158,000	5,390,110
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		439,000	466,438
Blount, Inc. sr. sub. notes 8 7/8s, 2012		3,190,000	3,317,600
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		440,000	408,100
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		2,115,000	2,115,000
Crown Cork & Seal Co. Inc. debs. 8s, 2023		614,000	590,975

CORPORATE BONDS AND NOTES (25.4%)* continued

		Principal amount	Value

Capital Goods continued
Decrane Aircraft Holdings Co. company
guaranty zero %, 2008 (acquired 7/23/04, cost $1,281,482) ‡		$4,945,000	$3,263,700
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		3,094,000	2,947,035
Legrand SA debs. 8 1/2s, 2025 (France)		4,999,000	6,123,775
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		256,000	280,320
Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011	EUR	1,120,000	1,437,190
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$1,510,000	1,540,200
Mueller Group, Inc. sr. sub. notes 10s, 2012		1,885,000	2,064,075
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		2,368,000	2,533,760
Owens-Illinois, Inc. debs. 7.8s, 2018		460,000	456,550
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)		2,710,000	2,527,075
Terex Corp. company guaranty 9 1/4s, 2011		1,310,000	1,393,513
			36,855,416

Communication Services (1.8%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		1,719,000	1,852,223
Alamosa Delaware, Inc. company guaranty 11s, 2010		1,799,000	1,996,387
American Cellular Corp. company guaranty 9 1/2s, 2009		1,350,000	1,397,250
Cincinnati Bell Telephone company guaranty 6.3s, 2028		1,105,000	1,019,363
Cincinnati Bell, Inc. company guaranty 7s, 2015		3,374,000	3,340,260
Cincinnati Bell, Inc. unsub. notes 7 1/4s, 2023		2,845,000	2,802,325
Citizens Communications Co. sr. notes 6 1/4s, 2013		6,819,000	6,631,478
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		2,340,000	2,398,500
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††		6,035,000	5,129,750
iPCS, Inc. sr. notes 11 1/2s, 2012		2,160,000	2,462,400
IWO Holdings, Inc. sec. FRN 8.8s, 2012		680,000	708,050
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		3,595,000	3,702,850
Qwest Corp. notes 8 7/8s, 2012		8,725,000	9,750,188
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)		1,265,000	1,543,300
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010		5,671,000	5,756,065
SBA Communications Corp. sr. notes 8 1/2s, 2012		1,233,000	1,368,630
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s,
12/15/07), 2011 ††		1,567,000	1,496,485
U.S. West, Inc. debs. 7 1/4s, 2025		1,375,000	1,409,375
			54,764,879

Consumer Cyclicals (4.9%)
Autonation, Inc. company guaranty 9s, 2008		5,230,000	5,648,400
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		2,415,000	2,565,938
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		1,175,000	1,230,813
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		1,325,000	1,321,688
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)		2,106,443	2,159,104
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010		217,000	229,478

CORPORATE BONDS AND NOTES (25.4%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Dex Media, Inc. notes 8s, 2013	$913,000	$940,390
FelCor Lodging LP company guaranty 9s, 2008 (R)	3,792,000	4,152,240
General Motors Acceptance Corp. FRN 5.55s, 2007	2,320,000	2,252,813
General Motors Acceptance Corp. FRN Ser. MTN, 5.62s, 2007	4,665,000	4,569,736
General Motors Acceptance Corp. notes 7 3/4s, 2010	418,000	407,555
General Motors Acceptance Corp. notes 6 7/8s, 2012	418,000	385,610
General Motors Acceptance Corp. notes 6 3/4s, 2014	1,668,000	1,501,542
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	2,060,000	2,013,650
Harrah’s Operating Co., Inc. company guaranty 8s, 2011	155,000	168,199
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s,
2008 (R)	1,151,000	1,159,633
Host Marriott LP company guaranty Ser. G, 9 1/4s,
2007 (R)	1,020,000	1,065,900
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	5,515,000	5,632,194
Jostens IH Corp. company guaranty 7 5/8s, 2012	4,956,000	4,894,050
Levi Strauss & Co. sr. notes 9 3/4s, 2015	3,326,000	3,500,615
Levi Strauss & Co. 144A sr. notes 8 7/8s, 2016	1,320,000	1,323,300
MeriStar Hospitality Corp. company guaranty 9 1/8s,
2011 (R)	3,429,000	3,969,068
Meritor Automotive, Inc. notes 6.8s, 2009	491,000	491,000
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	2,757,000	2,949,990
MGM Mirage, Inc. company guaranty 6s, 2009	7,904,000	7,785,440
Mirage Resorts, Inc. debs. 7 1/4s, 2017	1,395,000	1,417,669
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	1,319,000	652,905
Owens Corning notes 7 1/2s, 2005 (In default) † ****	3,686,000	2,948,800
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	2,940,000	3,028,200
Park Place Entertainment Corp. sr. notes 7s, 2013	3,265,000	3,400,674
Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2010	2,300,000	2,443,750
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	1,956,000	2,048,910
PRIMEDIA, Inc. sr. notes 8s, 2013	4,752,000	4,348,080
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	2,222,000	2,077,570
R.H. Donnelley Corp. 144A sr. disc. notes Ser. A-2,
6 7/8s, 2013	553,000	517,055
Reader’s Digest Association, Inc. (The)
sr. notes 6 1/2s, 2011	2,795,000	2,788,013
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	3,175,000	3,484,563
Russell Corp. company guaranty 9 1/4s, 2010	2,470,000	2,568,800
Scientific Games Corp. company guaranty 6 1/4s, 2012	4,989,000	4,882,984
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	5,165,000	5,397,425
Standard Pacific Corp. sr. notes 7 3/4s, 2013	3,035,000	2,962,919
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	4,880,000	5,307,000
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	3,920,000	4,233,600
Station Casinos, Inc. sr. notes 6s, 2012	3,250,000	3,205,313
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	2,910,000	2,924,550
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	3,370,000	3,370,000
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	2,601,000	2,887,110

CORPORATE BONDS AND NOTES (25.4%)* continued

	Principal amount	Value

Consumer Cyclicals continued
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	$4,655,000	$4,736,463
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	677,000	658,383
United Auto Group, Inc. company guaranty 9 5/8s, 2012	4,100,000	4,340,875
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	5,840,000	5,737,800
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	5,055,000	4,056,638
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	2,605,000	2,530,106
		151,274,501

Consumer Staples (3.5%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	4,155,000	4,175,775
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	4,360,000	3,891,300
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	574,508	30,019
Brand Services, Inc. company guaranty 12s, 2012	4,700,000	5,040,750
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	1,352,000	1,318,200
CCH I Holdings, LLC company guaranty stepped-coupon
zero % (12 1/8s, 1/15/07), 2015 ††	1,493,000	656,920
CCH I, LLC secd. notes 11s, 2015	8,838,000	7,346,588
Charter Communications Holdings II,144A
sr. notes 10 1/4s, 2010	1,671,000	1,637,580
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	556,000	546,270
Church & Dwight Co., Inc. company guaranty 6s, 2012	3,512,000	3,454,930
Cinemark USA, Inc. sr. sub. notes 9s, 2013	1,450,000	1,540,625
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	4,560,000	3,488,400
Constellation Brands, Inc. sr. sub. notes Ser. B,
8 1/8s, 2012	2,520,000	2,649,150
CSC Holdings, Inc. debs. 7 5/8s, 2018	2,753,000	2,722,029
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	1,998,000	2,007,990
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	5,005,000	4,892,388
Dean Foods Co. sr. notes 6 5/8s, 2009	3,920,000	3,959,200
Del Monte Corp. company guaranty 6 3/4s, 2015	1,780,000	1,735,500
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	3,605,000	3,807,781
Echostar DBS Corp. company guaranty 6 5/8s, 2014	15,810,000	15,276,413
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	3,863,000	3,756,768
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	1,907,000	1,749,673
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	4,175,000	4,133,250
Playtex Products, Inc. company guaranty 9 3/8s, 2011	1,869,000	1,953,105
Playtex Products, Inc. sec. notes 8s, 2011	2,893,000	3,059,348
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	3,465,000	3,499,650
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	3,366,000	3,584,790
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	2,810,000	2,318,250
Sbarro, Inc. company guaranty 11s, 2009	5,071,000	5,159,743
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	1,760,000	1,768,800
Six Flags, Inc. sr. notes 9 5/8s, 2014	2,043,000	2,058,323

CORPORATE BONDS AND NOTES (25.4%)* continued

	Principal amount	Value

Consumer Staples continued
Young Broadcasting, Inc. company guaranty 10s, 2011	$2,774,000	$2,559,015
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	2,745,000	2,346,975
		108,125,498

Energy (4.6%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	9,515,000	9,443,638
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	3,265,000	3,428,250
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014
(Canada)	5,729,000	5,843,580
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	5,575,000	5,825,875
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	3,895,000	3,836,575
Dresser, Inc. company guaranty 9 3/8s, 2011	5,260,000	5,509,850
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	5,425,000	5,397,875
Forest Oil Corp. sr. notes 8s, 2011	3,730,000	4,009,750
Forest Oil Corp. sr. notes 8s, 2008	1,065,000	1,106,269
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	2,210,000	2,613,325
Harvest Operations Corp. sr. notes 7 7/8s, 2011
(Canada)	4,610,000	4,517,800
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	4,355,000	4,180,800
Massey Energy Co. sr. notes 6 5/8s, 2010	5,565,000	5,662,388
Newfield Exploration Co. sr. notes 7 5/8s, 2011	3,940,000	4,186,250
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	2,650,000	2,656,625
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,232,000	3,038,080
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	3,398,863	3,451,175
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	2,625,000	2,670,938
Peabody Energy Corp. sr. notes 5 7/8s, 2016	5,820,000	5,587,200
Pemex Finance, Ltd. bonds 9.69s, 2009
(Cayman Islands)	4,931,500	5,291,549
Pemex Project Funding Master Trust company
guaranty 10s, 2027	9,008,000	11,440,160
Pemex Project Funding Master Trust company
guaranty 8 5/8s, 2022	4,295,000	5,057,363
Pemex Project Funding Master Trust company
guaranty 5 3/4s, 2015	7,695,000	7,367,963
Pemex Project Funding Master Trust 144A company
guaranty 5 3/4s, 2015	8,432,000	8,073,640
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	4,670,000	4,798,425
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	4,424,000	4,722,620
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	4,365,000	4,545,056
Pride International, Inc. sr. notes 7 3/8s, 2014	3,145,000	3,302,250
Seabulk International, Inc. company guaranty 9 1/2s, 2013	4,065,000	4,512,150
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	708,000	732,780
		142,810,199

CORPORATE BONDS AND NOTES (25.4%)* continued

	Principal amount	Value

Financial (1.5%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
6.549s, 2012 (Cayman Islands)	$10,299,000	$10,375,336
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	2,440,000	2,473,550
Liberty Mutual Insurance 144A notes 7.697s, 2097	10,000,000	10,261,980
UBS Luxembourg SA for Sberbank sub. notes 6.23s, 2015
(Luxembourg)	2,850,000	2,828,625
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	7,596,000	7,548,525
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)	3,035,000	3,016,031
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	7,265,000	7,682,738
Western Financial Bank sub. debs. 9 5/8s, 2012	1,460,000	1,631,550
		45,818,335

Health Care (2.2%)
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012	1,203,000	1,165,406
Coventry Health Care, Inc. sr. notes 5 7/8s, 2012	2,760,000	2,732,400
DaVita, Inc. company guaranty 7 1/4s, 2015	2,460,000	2,472,300
DaVita, Inc. company guaranty 6 5/8s, 2013	1,230,000	1,226,925
HCA, Inc. debs. 7.19s, 2015	1,554,000	1,584,901
HCA, Inc. notes 8.36s, 2024	1,930,000	2,023,634
HCA, Inc. notes 6 3/8s, 2015	1,766,000	1,718,804
HCA, Inc. notes 6 1/4s, 2013	4,639,000	4,499,960
HCA, Inc. notes 5 3/4s, 2014	1,985,000	1,857,200
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	3,295,000	2,520,675
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††	4,291,000	1,201,480
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	4,560,000	4,377,600
Service Corporation International debs. 7 7/8s, 2013	465,000	491,156
Service Corporation International notes Ser. *, 7.7s, 2009	1,725,000	1,781,063
Service Corporation International 144A
sr. notes 6 3/4s, 2016	3,737,000	3,699,630
Stewart Enterprises, Inc. 144A sr. notes 7 1/4s, 2013	3,922,000	3,765,120
Tenet Healthcare Corp. notes 7 3/8s, 2013	2,680,000	2,445,500
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	4,435,000	4,490,438
Triad Hospitals, Inc. sr. notes 7s, 2012	5,810,000	5,810,000
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	1,456,000	1,434,160
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	3,685,000	3,823,188
US Oncology, Inc. company guaranty 9s, 2012	3,170,000	3,280,950
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	4,221,000	4,315,973
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	2,840,000	3,187,900
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	1,339,000	1,352,390
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	1,350,000	1,350,000
		68,608,753

CORPORATE BONDS AND NOTES (25.4%)* continued

	Principal amount	Value

Technology (0.5%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	$2,334,000	$2,441,948
Freescale Semiconductor, Inc. sr. notes Ser. B,
7 1/8s, 2014	3,312,000	3,436,200
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	4,833,000	5,044,444
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	81,000	69,053
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013	1,906,000	2,015,595
Xerox Corp. sr. notes 7 5/8s, 2013	4,077,000	4,291,043
		17,298,283

Transportation (0.2%)
Calair, LLC/Calair Capital Corp. company
guaranty 8 1/8s, 2008	5,235,000	4,933,988

Utilities & Power (3.0%)
AES Corp. (The) sr. notes 8 7/8s, 2011	361,000	389,880
AES Corp. (The) sr. notes 8 3/4s, 2008	196,000	204,330
AES Corp. (The) 144A sec. notes 9s, 2015	4,036,000	4,368,970
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,250,000	3,489,688
ANR Pipeline Co. debs. 9 5/8s, 2021	1,572,000	1,924,977
Centrais Electricas Brasileirass SA 144A
sr. notes 7 3/4s, 2015 (Brazil)	2,743,000	2,887,008
CMS Energy Corp. sr. notes 8.9s, 2008	1,200,000	1,275,000
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,225,000	1,283,188
Colorado Interstate Gas Co. debs. 6.85s, 2037	2,495,000	2,523,523
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	700,000	671,782
DPL, Inc. sr. notes 6 7/8s, 2011	3,075,000	3,206,628
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	4,948,000	5,668,924
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,315,000	1,496,218
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	5,263,000	5,453,784
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	3,632,000	3,495,800
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	5,601,000	6,063,083
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	4,402,000	5,051,295
Monongahela Power Co. 1st mtge. 6.7s, 2014	2,885,000	3,041,884
National Power Corp. FRN 9.024s, 2011 (Philippines)	640,000	705,984
National Power Corp. 144A foreign government
guaranty FRN 9.024s, 2011 (Philippines)	405,000	446,756
Northwestern Corp. sec. notes 5 7/8s, 2014	2,525,000	2,487,039
Orion Power Holdings, Inc. sr. notes 12s, 2010	5,195,000	5,857,363
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	3,346,000	3,467,835
Teco Energy, Inc. notes 7.2s, 2011	1,165,000	1,214,513
Teco Energy, Inc. notes 7s, 2012	1,500,000	1,550,625
Teco Energy, Inc. sr. notes 6 3/4s, 2015	221,000	227,078
Tennessee Gas Pipeline Co. debs. 7s, 2028	520,000	514,065
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	1,052,000	1,120,758
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	3,235,000	3,376,531
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	4,309,000	4,449,043

CORPORATE BONDS AND NOTES (25.4%)* continued

		Principal amount	Value

Utilities & Power continued
Utilicorp United, Inc. sr. notes 9.95s, 2011		$1,215,000	$1,345,613
Veolia Environnement sr. unsub. notes
Ser. EMTN, 5 3/8s, 2018 (France)	EUR	3,125,000	4,002,453
Williams Cos., Inc. (The) notes 8 3/4s, 2032		$3,790,000	4,434,300
Williams Cos., Inc. (The) notes 7 5/8s, 2019		3,475,000	3,700,875
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010		949,000	939,510
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †		1,327,347	110,701
			92,447,004

Total corporate bonds and notes (cost $778,254,529)			$783,208,185

COLLATERALIZED MORTGAGE OBLIGATIONS (16.2%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I Ser. 97-C1,
Class G, 7s, 2029		$1,758,000	$1,771,982
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	1,152,542
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	1,968,635
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.67s, 2014		1,090,000	1,088,471
FRB Ser. 02-FL2A, Class K1, 7.17s, 2014		399,575	399,500
FRB Ser. 05-BOCA, Class M, 6.849s, 2016		2,249,000	2,254,397
FRB Ser. 05-ESHA, Class K, 6.54s, 2020		4,239,000	4,238,975
FRB Ser. 06-LAQ, Class M, 6.471s, 2021		1,587,000	1,587,000
FRB Ser. 05-BOCA, Class L, 6.449s, 2016		1,052,000	1,053,804
FRB Ser. 06-LAQ, Class L, 6.371s, 2021		1,556,000	1,556,000
FRB Ser. 05-BOCA, Class K, 6.099s, 2016		1,235,000	1,237,121
FRB Ser. 05-BOCA, Class J, 5.849s, 2016		212,000	212,291
FRB Ser. 05-BOCA, Class H, 5.699s, 2016		504,000	504,763
Ser. 03-BBA2, Class X1A, Interest Only (IO), 0.44s, 2015		4,021,349	7,102
Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 6.399s, 2018		2,480,000	2,480,000
Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.199s, 2032		1,174,000	1,309,522
Broadgate Financing PLC sec. FRB Ser. D,
5.429s, 2023 (United Kingdom)	GBP	3,067,400	5,309,152
Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.72s, 2017		$114,223,687	1,633,042
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-FL5A, Class G, 5.348s, 2013		5,781,000	5,752,095
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033		14,703,000	15,011,763
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 6.599s, 2020		4,911,000	4,910,966
FRB Ser. 05-TFLA, Class K, 6.049s, 2020		2,413,000	2,412,986
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	9,338,765

COLLATERALIZED MORTGAGE OBLIGATIONS (16.2%)* continued

		Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		$7,396,000	$6,444,675
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	2,001,282
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 0.656s, 2031		185,433,764	3,194,467
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		2,235,111	2,214,347
Ser. 98-CF2, Class B5, 5.95s, 2031		7,128,872	6,219,299
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		1,974,000	1,381,800
Ser. 97-CF1, Class B1, 7.91s, 2030		1,948,000	1,983,142
European Loan Conduit FRB Ser. 6X, Class E,
6.34s, 2010 (United Kingdom)	GBP	2,618,301	4,548,639
European Loan Conduit 144A
FRB Ser. 6A, Class F, 6.84s, 2010
(United Kingdom)	GBP	975,203	1,694,170
FRB Ser. 22A, Class D, 5.44s, 2014
(Ireland)	GBP	2,461,000	4,268,112
European Prime Real Estate PLC 144A FRB
Ser. 1-A, Class D, 5.445s, 2014
(United Kingdom)	GBP	2,261,115	3,921,451
Fannie Mae
FRB Ser. 05-117, Class GF, zero %, 2036		$1,710,228	1,597,729
IFB Ser. 06-27, Class SP, 7.443s, 2036		3,685,000	3,642,788
IFB Ser. 05-74, Class CP, 7.084s, 2035		3,506,567	3,490,475
IFB Ser. 05-76, Class SA, 7.084s, 2034		4,962,271	4,873,819
IFB Ser. 06-8, Class HP, 6.9s, 2036		4,833,101	4,740,726
IFB Ser. 06-8, Class WK, 6.9s, 2036		7,184,447	7,012,172
IFB Ser. 05-106, Class US, 6.9s, 2035		8,218,314	8,174,393
IFB Ser. 05-99, Class SA, 6.9s, 2035		4,144,297	4,061,259
IFB Ser. 05-74, Class CS, 6.77s, 2035		3,998,290	3,943,982
IFB Ser. 05-114, Class SP, 6.33s, 2036		2,146,024	2,029,334
IFB Ser. 05-95, Class CP, 5.576s, 2035		617,581	597,734
IFB Ser. 05-95, Class OP, 5.473s, 2035		2,011,000	1,807,324
IFB Ser. 05-83, Class QP, 4.867s, 2034		1,318,184	1,195,871
IFB Ser. 05-56, Class TP, 3.696s, 2033		1,345,407	1,182,829
IFB Ser. 02-36, Class QH, IO, 3.232s, 2029		1,962,581	34,209
IFB Ser. 03-66, Class SA, IO, 2.832s, 2033		8,917,067	620,004
IFB Ser. 03-48, Class S, IO, 2.732s, 2033		3,499,746	242,812
IFB Ser. 05-113, Class DI, IO, 2.412s, 2036		287,671	16,979
IFB Ser. 04-51, Class S0, IO, 2.232s, 2034		2,203,385	110,169
IFB Ser. 06-20, Class BI, IO, 2.01s, 2036		69,613,000	3,163,210
IFB Ser. 06-20, Class PI, IO, 1.93s, 2030		23,420,000	905,453
IFB Ser. 05-105, Class S, IO, 1.882s, 2035		5,738,904	283,358
IFB Ser. 05-95, Class CI, IO, 1.882s, 2035		8,903,306	487,686
IFB Ser. 05-84, Class SG, IO, 1.882s, 2035		15,022,312	917,181
IFB Ser. 05-87, Class SG, IO, 1.882s, 2035		20,001,571	1,006,329
IFB Ser. 05-69, Class AS, IO, 1.882s, 2035		3,957,463	209,622
IFB Ser. 05-104, Class NI, IO, 1.882s, 2035		2,512,227	162,309
IFB Ser. 04-92, Class S, IO, 1.882s, 2034		12,164,043	629,124

COLLATERALIZED MORTGAGE OBLIGATIONS (16.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-104, Class SI, IO, 1.882s, 2033	$19,125,194	$1,105,578
IFB Ser. 05-83, Class QI, IO, 1.872s, 2035	2,187,802	142,767
IFB Ser. 05-92, Class SC, IO, 1.862s, 2035	20,977,634	1,147,267
IFB Ser. 05-83, Class SL, IO, 1.852s, 2035	43,808,310	2,218,927
IFB Ser. 06-8, Class NS, IO, 1.812s, 2036	22,183,289	1,216,184
IFB Ser. 05-95, Class OI, IO, 1.772s, 2035	1,236,521	79,773
IFB Ser. 03-112, Class SA, IO, 1.682s, 2028	7,608,464	243,874
IFB Ser. 05-67, Class BS, IO, 1.332s, 2035	11,309,059	443,527
IFB Ser. 05-74, Class SE, IO, 1.282s, 2035	6,023,970	186,799
IFB Ser. 05-87, Class SE, IO, 1.232s, 2035	84,357,901	2,794,355
IFB Ser. 04-54, Class SW, IO, 1.182s, 2033	4,625,995	118,685
Ser. 03-W6, Class PT1, 9.574s, 2042	127,442	135,437
Ser. 06-20, Class IP, IO, 8s, 2030	2,830,000	580,822
Ser. 04-W8, Class 3A, 7 1/2s, 2044	3,289,312	3,435,204
Ser. 04-W2, Class 5A, 7 1/2s, 2044	10,173,372	10,622,472
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	2,787,577	2,908,750
Ser. 03-W4, Class 4A, 7 1/2s, 2042	877,722	911,830
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,716,281	1,787,141
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,605,613	1,671,648
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	323,515	336,914
Ser. 02-W6, Class 2A, 7 1/2s, 2042	415,895	432,348
Ser. 02-T12, Class A3, 7 1/2s, 2042	427,185	443,889
Ser. 02-W1, Class 2A, 7 1/2s, 2042	1,440,728	1,492,814
Ser. 02-14, Class A2, 7 1/2s, 2042	19,726	20,505
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,850,222	1,920,149
Ser. 02-T4, Class A3, 7 1/2s, 2041	523,124	543,027
Ser. 01-T8, Class A1, 7 1/2s, 2041	30,610	31,721
Ser. 01-T7, Class A1, 7 1/2s, 2041	7,851,167	8,130,769
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,150,148	1,191,931
Ser. 01-T1, Class A1, 7 1/2s, 2040	3,649,751	3,787,783
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,404,610	1,464,454
Ser. 00-T6, Class A1, 7 1/2s, 2030	688,455	712,973
Ser. 02-W7, Class A5, 7 1/2s, 2029	1,485,380	1,545,811
Ser. 01-T4, Class A1, 7 1/2s, 2028	9,082,539	9,492,629
Ser. 02-W3, Class A5, 7 1/2s, 2028	9,568	9,945
Ser. 01-T10, Class A1, 7s, 2041	8,087,930	8,302,745
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	243,863	5,944
Ser. 04-78, Class HI, IO, 6s, 2034	1,128,069	197,060
Ser. 350, Class 2, IO, 5 1/2s, 2034	4,872,100	1,184,298
Ser. 03-86, Class IB, IO, 5 1/2s, 2028	1,634,892	66,417
Ser. 03-W10, Class 3, IO, 1.929s, 2043	1,649,357	76,998
Ser. 03-W10, Class 1A, IO, 1.195s, 2043	45,150,768	679,700
Ser. 03-W10, Class 3A, IO, 1.178s, 2043	55,773,375	927,209
Ser. 03-W17, Class 12, IO, 1.151s, 2033	27,956,649	820,599
Ser. 01-T1, Class 1, IO, 0.834s, 2040	1,460,632	20,084
Ser. 00-T6, IO, 0.753s, 2030	25,929,932	372,743
Ser. 02-T18, IO, 0.525s, 2042	75,560,314	896,915
Ser. 02-W8, Class 1, IO, 0.37s, 2042	39,395,601	299,171
Ser. 363, Class 1, Principal Only (PO), zero %, 2035	27,362,773	19,450,801

COLLATERALIZED MORTGAGE OBLIGATIONS (16.2%)* continued

	Principal amount	Value

Fannie Mae
Ser. 361, Class 1, PO, zero %, 2035	$14,689,751	$11,238,017
Ser. 04-38, Class AO, PO, zero %, 2034	2,844,865	2,013,187
Ser. 342, Class 1, PO, zero %, 2033	1,824,616	1,391,384
Ser. 02-82, Class TO, PO, zero %, 2032	1,354,636	1,031,000
Ser. 04-61, Class CO, PO, zero %, 2031	2,993,000	2,241,944
Ser. 99-51, Class N, PO, zero %, 2029	552,855	447,033
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	3,287,450	3,436,080
Ser. T-58, Class 4A, 7 1/2s, 2043	60,227	62,642
Ser. T-42, Class A5, 7 1/2s, 2042	760,033	789,651
Ser. T-41, Class 3A, 7 1/2s, 2032	4,078,321	4,232,989
Ser. T-60, Class 1A2, 7s, 2044	14,566,316	15,010,738
Ser. T-57, Class 1AX, IO, 0.454s, 2043	22,464,241	214,983
FFCA Secured Lending Corp. Ser. 00-1, Class X, IO,
1.42s, 2020	39,056,735	2,228,261
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	3,121,100	1,944,348
First Union-Lehman Brothers Commercial Mortgage Trust
II Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,543,754
Freddie Mac
FRB Ser. 3022, Class TC, zero %, 2035	1,039,308	1,218,589
FRB Ser. 2986, Class XT, zero %, 2035	613,448	676,135
FRB Ser. 3046, Class WF, zero %, 2035	1,431,860	1,416,023
FRB Ser. 3054, Class XF, zero %, 2034	585,148	607,454
IFB Ser. 2771, Class SV, 9.88s, 2034	406,707	423,937
IFB Ser. 2963, Class SV, 9.605s, 2034	1,666,000	1,707,455
IFB Ser. 2763, Class SC, 9.605s, 2032	6,885,402	7,058,651
IFB Ser. 3081, Class DC, 7.791s, 2035	3,116,193	3,015,289
IFB Ser. 3114, Class GK, 7.405s, 2036	1,866,356	1,813,621
IFB Ser. 2979, Class AS, 6.861s, 2034	1,478,330	1,427,051
IFB Ser. 2996, Class SA, 6.741s, 2035	2,740,706	2,542,005
IFB Ser. 3072, Class SA, 6.715s, 2035	1,216,985	1,124,950
IFB Ser. 3072, Class SM, 6.385s, 2035	1,938,889	1,765,752
IFB Ser. 3072, Class SB, 6.238s, 2035	1,831,282	1,657,811
IFB Ser. 3065, Class DC, 5.614s, 2035	4,842,144	4,373,854
IFB Ser. 3050, Class SA, 5.003s, 2034	3,201,274	2,844,868
IFB Ser. 2828, Class GI, IO, 2.751s, 2034	558,263	52,046
IFB Ser. 2869, Class JS, IO, 2.501s, 2034	1,394,568	83,171
IFB Ser. 2882, Class SL, IO, 2.451s, 2034	292,779	20,647
IFB Ser. 2828, Class TI, IO, 2.301s, 2030	4,728,687	305,887
IFB Ser. 3033, Class SF, IO, 2.051s, 2035	7,822,313	325,115
IFB Ser. 3028, Class ES, IO, 2.001s, 2035	23,042,192	1,569,735
IFB Ser. 3042, Class SP, IO, 2.001s, 2035	4,765,024	311,156
IFB Ser. 3045, Class DI, IO, 1.981s, 2035	49,216,212	2,249,193
IFB Ser. 3054, Class CS, IO, 1.951s, 2035	5,110,616	236,366
IFB Ser. 3107, Class DC, IO, 1.951s, 2035	20,977,611	1,530,710
IFB Ser. 3066, Class SI, IO, 1.951s, 2035	15,580,758	1,039,659
IFB Ser. 3031, Class BI, IO, 1.941s, 2035	4,984,814	316,048

COLLATERALIZED MORTGAGE OBLIGATIONS (16.2%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3067, Class SI, IO, 1.901s, 2035	$18,016,096	$1,236,995
IFB Ser. 3114, Class TS, IO, 1.901s, 2030	37,082,979	1,531,734
IFB Ser. 3114, Class BI, IO, 1.901s, 2030	16,341,370	630,135
IFB Ser. 3065, Class DI, IO, 1.871s, 2035	3,520,236	208,676
IFB Ser. 3081, Class DI, IO, 1.731s, 2035	4,029,073	225,357
IFB Ser. 3016, Class SP, IO, 1.361s, 2035	4,585,189	139,711
IFB Ser. 3016, Class SQ, IO, 1.361s, 2035	9,915,891	306,798
IFB Ser. 2937, Class SY, IO, 1.351s, 2035	5,094,275	136,272
IFB Ser. 2815, Class S, IO, 1.251s, 2032	10,369,802	297,988
Ser. 3114, Class BL, IO, 7 1/2s, 2030	1,169,382	223,039
Ser. 2852, Class WI, IO, 5s, 2019	282,903	58,083
Ser. 2852, Class VS, IO, 2.07s, 2034	1,105,096	30,581
Ser. 236, PO, zero %, 2036	4,642,000	3,485,966
Ser. 3045, Class DO, PO, zero %, 2035	3,747,662	2,844,358
Ser. 231, PO, zero %, 2035	39,200,419	28,305,655
Ser. 228, PO, zero %, 2035	20,749,762	15,689,542
Ser. 215, PO, zero %, 2031	670,892	570,709
Ser. 2235, PO, zero %, 2030	1,598,745	1,243,520
Ser. 2191, Class MO, PO, zero %, 2027	217,310	209,294
Ser. 1208, Class F, PO, zero %, 2022	567,241	440,691
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.52s, 2033	1,354,000	1,425,519
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	4,210,385
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	4,134,628	3,976,421
Government National Mortgage Association
IFB Ser. 05-66, Class SP, 4.997s, 2035	2,707,762	2,409,523
IFB Ser. 04-86, Class SW, IO, 1.974s, 2034	754,983	36,767
IFB Ser. 06-10, Class SM, IO, 1.62s, 2036	23,778,000	943,689
IFB Ser. 05-65, Class SI, IO, 1.574s, 2035	12,620,293	501,310
IFB Ser. 06-14, Class S, IO, 1.56s, 2036	10,190,857	358,272
IFB Ser. 05-68, Class SI, IO, 1.524s, 2035	43,301,107	1,909,212
IFB Ser. 05-51, Class SJ, IO, 1.424s, 2035	12,999,346	487,475
IFB Ser. 05-68, Class S, IO, 1.424s, 2035	25,694,501	1,023,960
Ser. 99-31, Class MP, PO, zero %, 2029	61,146	51,022
Ser. 98-2, Class EA, PO, zero %, 2028	486,854	385,527
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, 7.999s, 2015	1,843,461	1,845,765
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,813,636
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,134,092
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 8.49s, 2014	4,196,208	4,188,495
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	4,511,500	3,643,740
Ser. 04-1A, Class K, 5.45s, 2040	1,653,000	1,299,800
Ser. 04-1A, Class L, 5.45s, 2040	752,500	539,977
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.14s, 2028	28,160,775	1,197,931

COLLATERALIZED MORTGAGE OBLIGATIONS (16.2%)* continued

		Principal amount	Value

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.444s, 2037		$8,352,605	$3,228,804
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7,
6s, 2039		13,869,752	9,569,863
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.099s, 2030		2,378,284	2,447,756
Ser. 97-MC2, Class X, IO, 0.741s, 2012		18,902,437	213,390
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.28s,
2042 (United Kingdom)		973,000	972,744
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		880,000	819,007
QFA Royalties, LLC 144A Ser. 05-1, 7.3s, 2025		4,567,471	4,481,874
Quick Star PLC FRB Class 1-D, 5.501s, 2011
(United Kingdom)	GBP	3,170,094	5,497,893
Salomon Brothers Mortgage Securities VII 144A
Ser. 03-CDCA, Class X3CD, IO, 1.43s, 2015		$9,347,925	70,474
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		1,580,000	1,564,635
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		1,339,000	1,103,108
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		1,590,000	1,195,982
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		1,438,000	1,180,842
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		1,371,000	1,031,403
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 5.64s, 2014
(Ireland)	GBP	1,661,000	2,880,672
FRB Ser. 05-CT1A, Class D, 5.64s, 2014
(Ireland)	GBP	3,522,168	6,108,495
FRB Ser. 04-2A, Class D, 3.408s, 2014
(Ireland)	EUR	2,506,662	3,033,060
FRB Ser. 04-2A, Class C, 3.008s, 2014
(Ireland)	EUR	3,150,502	3,812,107
URSUS EPC 144A
FRB Ser. 1-A, Class D, 5.489s, 2012
(Ireland)	GBP	2,579,680	4,473,938
Ser. 1-A, Class X1, IO, 3s, 2012 (Ireland)	GBP	5,000	1,371,332
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.049s, 2018		$3,292,000	3,277,910

Total collateralized mortgage obligations (cost $514,455,151)			$499,882,624

ASSET-BACKED SECURITIES (15.3%)*

		Principal amount	Value

ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033		$389,624	$385,727
Aegis Asset Backed Securities Trust 144A Ser. 04-2N,
Class N1, 4 1/2s, 2034		104,573	104,230
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012		4,035,779	4,022,865
Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)		1,770,000	1,646,100

ASSET-BACKED SECURITIES (15.3%)* continued

	Principal amount	Value

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	$2,906,000	$2,921,733
Ser. 04-1A, Class E, 6.42s, 2039	1,768,000	1,729,584
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)	176,286	175,825
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)	66,155	66,058
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 5.476s, 2033	2,147,005	2,150,191
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
5.779s, 2011	3,310,000	3,372,450
Bayview Financial Acquisition Trust Ser. 03-F,
Class A, IO, 4s, 2006	436,364	2,263
Bayview Financial Asset Trust 144A Ser. 03-X,
Class A, IO, 0.61s, 2006	24,567,054	84,450
Bear Stearns Asset Backed Securities NIM
Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034 (Cayman Islands)	10,130	10,110
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	368,713	366,179
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)	102,677	102,533
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	229,697	229,374
Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 8.068s, 2034	1,703,000	1,707,258
FRB Ser. 06-PC1, Class M9, 6.568s, 2035	885,000	711,319
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030	1,135,279	761,826
Ser. 00-A, Class A4, 8.29s, 2030	5,270,279	3,794,601
Ser. 99-B, Class A3, 7.18s, 2015	8,271,471	5,335,099
Ser. 99-B, Class A4, 7.3s, 2016	5,584,074	3,821,835
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009	2,733,000	2,764,703
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.39s, 2013	1,000,000	991,406
CARSS Finance Limited Partnership 144A FRB Ser. 04-A,
Class B2, 5.699s, 2011 (Cayman Islands)	476,724	477,822
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 8.099s, 2011
(Cayman Islands)	232,306	238,289
FRB Ser. 04-AA, Class B4, 10.249s, 2011
(Cayman Islands)	313,094	329,061
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 5.829s, 2010	3,730,000	3,790,804
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	59,868	59,774
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	687,000	680,837
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)	422,000	384,311
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.318s, 2035	1,384,000	1,133,799
FRB Ser. 05-HE4, Class M12, 6.868s, 2035	1,931,000	1,514,628
FRB Ser. 06-WMC1, Class M10, 8.318s, 2035	424,000	375,654

ASSET-BACKED SECURITIES (15.3%)* continued

	Principal amount	Value

Conseco Finance Securitizations Corp.
FRB Ser. 01-4, Class M1, 6.38s, 2033	$2,391,000	$908,580
Ser. 00-1, Class A5, 8.06s, 2031	4,206,000	3,655,943
Ser. 00-2, Class A4, 8.48s, 2030	824,713	819,791
Ser. 00-4, Class A4, 7.73s, 2031	5,892,250	5,583,292
Ser. 00-4, Class A5, 7.97s, 2032	1,762,000	1,425,895
Ser. 00-4, Class A6, 8.31s, 2032	26,321,000	21,988,462
Ser. 00-6, Class A5, 7.27s, 2032	722,000	659,746
Ser. 00-6, Class M2, 8.2s, 2032	539,771	21,591
Ser. 01-1, Class A5, 6.99s, 2032	15,259,000	13,885,726
Ser. 01-3, Class A3, 5.79s, 2033	58,220	58,171
Ser. 01-3, Class A4, 6.91s, 2033	23,474,000	22,202,930
Ser. 01-3, Class M2, 7.44s, 2033	1,193,180	149,147
Ser. 01-4, Class A4, 7.36s, 2033	2,000,000	1,944,006
Ser. 01-4, Class B1, 9.4s, 2033	1,082,520	89,308
Ser. 02-1, Class A, 6.681s, 2033	9,687,123	9,769,197
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 6.935s, 2007	4,668,000	4,738,020
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	1,713,462	1,701,476
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	245,830	242,635
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.428s, 2035	56,369,137	1,224,270
Ser. 06-0A5, Class X, IO, zero %, 2046	23,729,000	1,186,450
Countrywide Home Loans 144A Ser. 03-R4, Class 1A, PO,
zero %, 2034	76,474	60,447
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)	3,427,000	3,281,764
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.73s, 2039	13,100,002	13,294,455
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)	200,229	199,732
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
5.873s, 2038 (Cayman Islands)	1,229,000	1,242,150
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034	390,514	387,614
Ser. 04-3, Class B, 7 1/2s, 2034	335,621	309,031
G-Force CDO, Ltd. 144A Ser. 03-1A, Class E, 6.58s,
2038 (Cayman Islands)	1,471,000	1,464,223
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 6.661s,
2037 (Cayman Islands)	614,000	638,689
Gears Auto Owner Trust Ser. 05-AA, Class E1, 8.22s, 2012	3,514,000	3,472,407
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.901s, 2042
(United Kingdom)	3,300,000	3,320,992
FRB Ser. 02-2, Class 1C, 5.851s, 2043
(United Kingdom)	370,000	373,692

ASSET-BACKED SECURITIES (15.3%)* continued

		Principal amount	Value

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 5.2s, 2043
(United Kingdom)	EUR	10,080,000	$12,805,420
FRB Ser. 03-2, Class 3C, 6.138s, 2043
(United Kingdom)	GBP	7,560,000	13,509,892
Green Tree Financial Corp.
Ser. 93-1, Class B, 8.45s, 2018		$4,253,849	4,103,620
Ser. 94-4, Class B2, 8.6s, 2019		2,813,202	2,135,176
Ser. 94-6, Class B2, 9s, 2020		6,495,625	5,612,038
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,697,796
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,167,468
Ser. 95-F, Class B2, 7.1s, 2021		869,950	871,581
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,504,159
Ser. 99-3, Class A5, 6.16s, 2031		342,566	344,707
Ser. 99-3, Class A7, 6.74s, 2031		3,957,000	3,767,527
Ser. 99-5, Class A5, 7.86s, 2030		30,084,000	26,203,002
Green Tree Home Improvement Loan Trust Ser. 95-D,
Class B2, 7.45s, 2025		649,654	616,320
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		15,265,680	14,118,251
Ser. 99-5, Class A4, 7.59s, 2028		498,979	506,704
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		3,387,239	3,361,428
GSAMP Trust 144A
Ser. 04-NIM1, Class N1, 5 1/2s, 2034		776,592	776,437
Ser. 04-NIM1, Class N2, zero %, 2034		3,884,000	2,860,566
Ser. 04-NIM2, Class N, 4 7/8s, 2034		2,146,180	2,136,952
GSMPS Mortgage Loan Trust 144A Ser. 01-2, IO, 0.188s, 2032		1,747,108	8,596
Guggenheim Structured Real Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 6.618s, 2030 (Cayman Islands)		2,377,000	2,367,611
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 6.818s, 2030
(Cayman Islands)		2,453,000	2,454,962
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035		1,893,300	1,828,848
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.9s, 2040 (United Kingdom)		2,320,000	2,324,844
FRB Ser. 8, Class 2C, 5.32s, 2040 (United Kingdom)		1,938,000	1,942,457
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 7.559s, 2037
(Cayman Islands)		7,500,000	7,545,450
FRB Ser. 03-1A, Class EFL, 7.8s, 2036
(Cayman Islands)		11,120,000	11,845,024
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-5, Class Note, 5s, 2034		147,317	147,085
Long Beach Mortgage Loan Trust
FRB Ser. 06-2, Class M10, 7.17s, 2036		1,478,000	1,231,544
Ser. 04-3, Class S1, IO, 4 1/2s, 2006		10,186,149	283,684
Ser. 04-3, Class S2, IO, 4 1/2s, 2006		4,555,852	126,880
Long Beach Mortgage Loan Trust 144A FRB Ser. 06-2,
Class B, 7.17s, 2036		1,478,000	1,150,254
Lothian Mortgages PLC 144A FRB Ser. 3A,
Class D, 5.388s, 2039 (United Kingdom)	GBP	6,500,000	11,387,934

ASSET-BACKED SECURITIES (15.3%)* continued

	Principal amount	Value

Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 8.068s, 2032	$6,357,565	$3,178,783
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)	831,336	836,158
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)	150,287	149,987
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 5.929s, 2010	3,730,000	3,802,987
Merrill Lynch Mortgage Investors, Inc. Ser. 03-WM3N,
Class N1, 8s, 2034	34,798	34,374
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)	102,874	101,845
Ser. 04-HE1N, Class N1, 5s, 2006	71,580	70,976
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	8,750	8,682
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	10,020	9,870
Mid-State Trust Ser. 11, Class B, 8.221s, 2038	1,265,413	1,235,088
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 8.018s, 2034	1,597,000	1,616,916
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	107,484	106,822
Ser. 04-HB2, Class E, 5s, 2012	1,297,000	1,269,418
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 8.493s, 2031	744,540	744,540
FRB Ser. 01-NC4, Class B1, 7.318s, 2032	65,676	65,739
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.433s, 2035	12,638,514	12,556,566
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A,
Class C1A, 7.81s, 2038 (Cayman Islands)	2,000,000	2,047,600
Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	1,089,102	1,055,749
Ser. 05-A, Class C, 4.84s, 2014	1,182,607	1,162,225
Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)	2,649,208	3,352,514
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)	2,028,770	756,305
limited recourse sec. notes Ser. 94, 1.686s, 2013
(Cayman Islands) (F) (g)	4,330,907	4,523,160
limited recourse sec. notes Ser. 96, 1.458s, 2013
(Cayman Islands) (F) (g)	20,169,472	4,200,797
Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A1, 5.16s, 2012	876,843	435,986
Ser. 01-C, Class A2, 5.92s, 2017	9,786,201	5,270,006
Ser. 01-D, Class A4, 6.93s, 2031	193,594	138,597
Ser. 01-E, Class A2, 5.05s, 2019	7,924,244	6,070,751
Ser. 02-A, Class A2, 5.01s, 2020	665,478	514,437
Ser. 02-B, Class A4, 7.09s, 2032	3,244,000	2,851,684
Ser. 02-C, Class A1, 5.41s, 2032	13,661,358	11,606,540
Ser. 99-B, Class A4, 6.99s, 2026	9,702,164	8,458,501
Ser. 99-D, Class A1, 7.84s, 2029	8,659,776	7,626,301

ASSET-BACKED SECURITIES (15.3%)* continued

		Principal amount	Value

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		$927,481	$824,333
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.24s, 2018 (Ireland)		5,793,000	6,134,787
FRB Ser. 05-A, Class E, 9.34s, 2012 (Ireland)		1,317,000	1,316,605
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.318s, 2035		1,809,000	1,572,770
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10, 7.318s, 2034		863,000	784,420
FRB Ser. 05-WCW2, Class M11, 7.318s, 2035		1,424,000	1,057,320
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		774,000	752,221
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.03s, 2042 (United Kingdom)		3,300,000	3,343,418
FRB Ser. 6, Class 3C, 5.26s, 2042
(United Kingdom)	GBP	6,492,000	11,259,076
Providian Gateway Master Trust FRB Ser. 04-EA,
Class E, 7.57s, 2011		$6,550,000	6,672,813
Providian Gateway Master Trust 144A FRB Ser. 04-BA,
Class D, 6.149s, 2010		220,000	220,653
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 7.331s, 2035		1,523,000	1,332,351
Ser. 04-N10B, Class A1, 5s, 2034		799,372	795,875
Residential Mortgage Securities 144A FRB
Ser. 20A, Class B1A, 5.317s, 2038
(United Kingdom)	GBP	950,000	1,638,029
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		$776,350	779,262
SAIL Net Interest Margin Notes 144A
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		441,483	357,645
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		123,233	108,491
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		122,424	102,650
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)		61,537	45,355
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)		154,151	126,021
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		55,757	15,612
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		89,413	12,518
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		491,904	203,082
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)		936,785	931,534
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)		16,544	16,532
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)		120,000	98,163
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)		41,675	41,598
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)		201,076	200,688
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)		313,213	311,443
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033 (Cayman Islands)		1,883,265	376,653
Ser. 05-WF1A, Class A, 4 3/4s, 2035 (Cayman Islands)		1,278,369	1,267,610
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HE2N, Class NA, 5.43s, 2034		138,697	136,616
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 7.318s, 2036		1,086,000	940,748

ASSET-BACKED SECURITIES (15.3%)* continued

		Principal amount	Value

South Coast Funding 144A FRB Ser. 3A, Class A2,
5.92s, 2038 (Cayman Islands)		$2,070,000	$2,080,350
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 7.318s, 2035		2,060,000	1,648,919
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.114s, 2015		11,096,219	11,092,757
Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028		425,728	52,152
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)		3,688,000	3,639,291
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037 (Cayman Islands)		2,403,000	2,370,387
Wells Fargo Home Equity Trust 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)		406,198	405,401
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)		1,608,000	1,608,624
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		95,670,791	717,531
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 5.523s, 2044 (United Kingdom)		3,645,000	3,644,089
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010		413,682	413,496
Ser. 04-1, Class D, 5.6s, 2011		1,762,160	1,747,478

Total asset-backed securities (cost $484,667,867)			$471,344,018

FOREIGN GOVERNMENT BONDS AND NOTES (14.5%)*

		Principal amount	Value

Argentina (Republic of ) FRB 4.889s, 2012		$32,235,000	$29,908,579
Barbados (Government of ) 144A bonds 6 5/8s, 2035		2,651,000	2,574,916
Brazil (Federal Republic of ) bonds 10 1/2s, 2014		1,775,000	2,209,875
Brazil (Federal Republic of ) bonds 8 7/8s, 2019		8,000,000	9,240,000
Brazil (Federal Republic of ) notes 11s, 2012		12,685,000	15,507,413
Brazil (Federal Republic of ) notes 8 3/4s, 2025		9,026,000	10,334,770
Canada (Government of ) bonds 5 1/2s, 2010	CAD	9,650,000	8,694,432
Canada (Government of ) bonds Ser. WB60,
7 1/4s, 2007	CAD	8,915,000	7,921,302
Canada (Government of ) bonds Ser. WL43,
5 3/4s, 2029	CAD	1,550,000	1,608,210
Colombia (Republic of ) notes 10s, 2012		$6,794,000	8,016,920
Dominican Republic 144A bonds 8 5/8s, 2027		3,000,000	3,082,500
El Salvador (Republic of ) 144A bonds 7 3/4s, 2023		2,925,000	3,246,750
France (Government of ) bonds 5 3/4s, 2032	EUR	17,480,000	26,967,270
France (Government of ) bonds 5 1/2s, 2010	EUR	22,675,000	29,659,127
France (Government of ) bonds 4s, 2013	EUR	32,000,000	39,436,320
France (Government of ) bonds 4s, 2009		6,430,000	7,916,455
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	24,351,525	32,202,676
Germany (Federal Republic of ) bonds Ser. 2, 5s, 2012	EUR	9,780,000	12,644,415
Indonesia (Republic of ) 144A notes 7 1/4s, 2015		$315,000	322,560
Ireland (Republic of ) bonds 5s, 2013	EUR	49,300,000	64,472,962

FOREIGN GOVERNMENT BONDS AND NOTES (14.5%)* continued

		Principal amount	Value

Japan (Government of ) 10 yr bonds Ser. 244,
1s, 2012	JPY	23,000,000	$188,276
Peru (Republic of ) bonds 7.35s, 2025		$2,870,000	2,812,600
Philippines (Republic of ) bonds 9 1/2s, 2024		13,673,000	15,983,737
Russia (Federation of ) unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		19,484,975	21,316,563
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		7,605,000	7,196,612
South Africa (Republic of ) notes 7 3/8s, 2012 (S)		5,995,000	6,483,593
South Africa (Republic of ) notes 6 1/2s, 2014		8,050,000	8,412,250
Spain (Kingdom of ) bonds 5s, 2012	EUR	15,000,000	19,474,950
Sweden (Government of ) debs. Ser. 1041,
6 3/4s, 2014	SEK	215,045,000	33,616,737
United Mexican States bonds Ser. MTN, 8.3s, 2031		$7,775,000	9,388,313
Venezuela (Republic of ) notes 10 3/4s, 2013		5,710,000	7,117,515

Total foreign government bonds and notes (cost $433,235,689)			$447,958,598

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (2.0%)*

		Principal amount	Value

Federal Home Loan Mortgage Corporation Pass-Through
Certificates 5 1/2s, May 1, 2020		$487,189	$484,506
Federal National Mortgage Association
Pass-Through Certificates
8s, April 1, 2027		3,209	3,426
7s, with due dates from July 1, 2031 to April 1, 2034		48,333	49,886
6 1/2s, with due dates from October 1, 2034
to February 1, 2035		24,204	24,725
6 1/2s, November 1, 2017		33,709	34,268
5 1/2s, with due dates from January 1, 2009
to February 1, 2021		21,436,213	21,323,611
5 1/2s, TBA, May 1, 2036		4,700,000	4,582,500
5 1/2s, TBA, April 1, 2036		19,278,000	18,814,123
5s, with due dates from January 1, 2019 to
February 1, 2020		641,889	626,744
4 1/2s, with due dates from August 1, 2033 to
June 1, 2034		13,701,149	12,700,017
4 1/2s, TBA, April 1, 2036		900,000	829,969
4s, with due dates from May 1, 2019 to
September 1, 2020		1,000,277	937,174

Total U.S. government agency mortgage obligations (cost $60,913,387)			$60,410,949

U.S. TREASURY OBLIGATIONS (8.6%)*

	Principal amount	Value

U.S. Treasury Bonds
7 1/2s, November 15, 2016	$37,950,000	$45,854,272
6 1/4s, May 15, 2030	79,772,000	93,233,525
6 1/4s, August 15, 2023	77,090,000	87,436,927
U.S. Treasury Strip zero %, November 15, 2024	98,235,000	38,319,136

Total U.S. treasury obligations (cost $254,871,150)		$264,843,860

SENIOR LOANS (8.5%)* (c)

	Principal amount	Value

Basic Materials (0.7%)
Georgia-Pacific Corp. bank term loan FRN Ser. B,
6.743s, 2013	$3,900,000	$3,925,900
Hercules, Inc. bank term loan FRN Ser. B, 6.058s, 2010	3,464,816	3,488,637
Innophos, Inc. bank term loan FRN 7.003s, 2010	1,884,812	1,909,158
Nalco Co. bank term loan FRN Ser. B, 6.534s, 2010	1,915,592	1,934,748
Novelis, Inc. bank term loan FRN Ser. B, 6.44s, 2012	313,036	316,313
Novelis, Inc. bank term loan FRN Ser. B, 6.44s, 2012	180,233	182,120
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 6.918s, 2012	4,950,000	5,012,647
Smurfit-Stone Container Corp. bank term loan FRN
4.29s, 2010	271,070	274,560
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 7.103s, 2011	2,354,798	2,385,116
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 7.064s, 2011	798,850	809,136
St. Mary’s Cement Corp. bank term loan FRN Ser. B,
6.527s, 2009	977,500	989,719
		21,228,054

Capital Goods (1.0%)
AGCO Corp. bank term loan FRN 6.277s, 2008	1,358,500	1,371,236
Allied Waste Industries, Inc. bank term loan FRN
Ser. A, 4.385s, 2012	524,769	526,737
Allied Waste Industries, Inc. bank term loan FRN
Ser. B, 6.796s, 2012	1,351,643	1,356,993
Amsted Industries, Inc. bank term loan FRN 7.126s, 2010	754,269	764,012
Communications & Power, Inc. bank term loan FRN
7.01s, 2010	2,341,696	2,359,258
Enersys Capital, Inc. bank term loan FRN 6.823s, 2011	1,486,795	1,503,521
Graham Packaging Co., Inc. bank term loan FRN Ser. B,
6.967s, 2011	992,481	1,004,887
Hexcel Corp. bank term loan FRN Ser. B, 6 3/8s, 2012	4,892,222	4,937,069
Invensys, PLC bank term loan FRN Ser. B-1, 7.791s,
2009 (United Kingdom)	454,930	458,910
Mueller Group, Inc. bank term loan FRN Ser. B, 6.88s, 2012	4,179,000	4,231,238
Owens-Illinois, Inc. bank term loan FRN Ser. B,
6.56s, 2008	394,214	395,200

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Capital Goods continued
Roper Industries, Inc. bank term loan FRN Ser. A,
5.89s, 2009	$2,648,430	$2,651,740
Terex Corp. bank term loan FRN 6.839s, 2009	1,237,359	1,249,733
Terex Corp. bank term loan FRN Ser. C, 7.339s, 2009	3,137,858	3,169,236
Transdigm, Inc. bank term loan FRN Ser. C, 6.99s, 2010	3,323,938	3,364,450
		29,344,220

Communication Services (0.6%)
Consolidated Communications Holdings bank term loan
FRN Ser. D, 6.342s, 2011	3,742,644	3,775,392
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 6.313s, 2012	2,500,000	2,518,125
Hawaiian Telecom Communications bank term loan FRN
Ser. B, 6.78s, 2012	1,000,000	1,008,750
Intelsat Bermuda, Ltd. bank term loan FRN Ser. B,
6.313s, 2011 (Bermuda)	3,853,247	3,883,352
Qwest Communications International, Inc. bank term
loan FRN Ser. A, 9.503s, 2007	552,500	565,760
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
6.28s, 2012	2,529,904	2,561,528
Valor Telecommunications
Enterprises LLC/Finance Corp. bank term loan FRN
Ser. B, 6.325s, 2012	4,543,333	4,549,721
		18,862,628

Consumer Cyclicals (1.7%)
Adams Outdoor Advertising, LP bank term loan FRN
6.62s, 2012	723,884	733,535
Affinion Group, Inc. bank term loan FRN Ser. B,
7.501s, 2013	4,313,400	4,325,533
Boise Cascade Corp. bank term loan FRN Ser. D, 6.29s, 2011	1,325,054	1,341,467
Coinmach Service Corp. bank term loan FRN Ser. B-1,
7.257s, 2012	1,248,739	1,266,949
Goodyear Tire & Rubber Co. (The) bank term loan FRN
7.06s, 2010	1,295,000	1,312,537
Hayes Lemmerz International, Inc. bank term loan FRN
7.781s, 2009	941,656	945,692
Infor Global Solutions bank term loan FRN Ser. B,
7.286s, 2011	334,091	334,091
Infor Global Solutions bank term loan FRN Ser. DD,
7.286s, 2011	50,909	50,909
Jostens IH Corp. bank term loan FRN Ser. C, 7.318s, 2010	3,595,348	3,641,789
Landsource, Inc. bank term loan FRN Ser. B, 7 1/4s, 2010	2,900,000	2,910,875
Maguire Properties, Inc. bank term loan FRN Ser. B,
6.441s, 2010 (R)	2,620,722	2,635,136
NCI Building Systems, Inc. bank term loan FRN Ser. B,
6.134s, 2010	851,414	854,075
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.34s, 2013	2,136,076	2,165,257

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Nortek Holdings, Inc. bank term loan FRN Ser. B,
6.945s, 2011	$2,969,849	$2,995,835
Penn National Gaming, Inc. bank term loan FRN Ser. B,
6 3/8s, 2012	1,094,500	1,108,181
PRIMEDIA, Inc. bank term loan FRN Ser. B, 6.92s, 2013	900,000	889,688
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. A-3, 6.28s, 2009	857,156	859,201
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. D, 6.466s, 2011	2,837,411	2,858,147
Raycom Media, Inc. bank term loan FRN Ser. B, 6.188s, 013	1,843,769	1,850,683
Sealy Mattress Co. bank term loan FRN Ser. D, 6.525s, 2012	1,275,529	1,290,676
Sun Media Corp. bank term loan FRN Ser. B, 6.668s,
2009 (Canada)	382,534	387,315
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 7.17s, 2012	1,119,375	1,128,470
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. DD, 5.62s, 2012 (U)	1,119,375	1,128,470
TRW Automotive, Inc. bank term loan FRN Ser. B,
6 1/4s, 2010	3,848,316	3,856,867
TRW Automotive, Inc. bank term loan FRN Ser. B2,
6 1/8s, 2010	610,000	610,763
TRW Automotive, Inc. bank term loan FRN Ser. E, 6s, 2010	1,485,000	1,492,054
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 6.28s, 2011	6,571,282	6,636,995
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 6.28s, 2011	1,354,904	1,368,453
Veterinary Centers of America, Inc. bank term loan
FRN Ser. B, 6 1/8s, 2011	749,489	755,110
William Carter Holdings Co. (The) bank term loan FRN
Ser. B, 6.489s, 2012	673,651	681,230
		52,415,983

Consumer Staples (2.1%)
AMC Entertainment, Inc. bank term loan FRN Ser. B,
6.943s, 2013	850,000	859,430
Ashtead Group PLC bank term loan FRN Ser. B, 6 1/2s,
2009 (United Kingdom)	2,376,000	2,399,760
Burger King Corp. bank term loan FRN Ser. B1, 6 1/8s, 2013	1,811,308	1,821,497
Cablevision Systems Corp. bank term loan FRN 6.286s, 2013	4,950,000	4,987,744
Century Cable Holdings bank term loan FRN 9 3/4s, 2009	6,280,000	6,125,619
Charter Communications bank term loan FRN Ser. B,
7.92s, 2011	4,867,994	4,907,727
Cinemark, Inc. bank term loan FRN Ser. C, 6.536s, 2011	2,806,065	2,840,439
DirecTV Holdings, LLC bank term loan FRN Ser. B,
6.276s, 2013	3,733,333	3,773,000
Dole Food Co., Inc. bank term loan FRN Ser. B,
6.318s, 2012	1,666,159	1,669,135
Emmis Communications Corp. bank term loan FRN Ser. B,
6.577s, 2010	345,959	347,743

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Frontier Vision bank term loan FRN Ser. B, 9.275s, 2006	$150,000	$150,141
Gray Television, Inc. bank term loan FRN Ser. B,
6.03s, 2012	992,500	998,455
Insight Midwest LP/Insight Capital, Inc. bank term
loan FRN 6.563s, 2009	1,651,975	1,674,315
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
6.938s, 2011 (Canada)	4,354,322	4,396,654
Mediacom Communications Corp. bank term loan FRN
Ser. B, 6.931s, 2012	2,221,875	2,250,691
MGM Studios, Inc. bank term loan FRN Ser. B, 6.78s, 2011	4,400,000	4,452,250
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 9 3/4s, 2010	4,085,000	4,000,383
PanAmSat Corp. bank term loan FRN Ser. B1, 6.9s, 2010	2,254,362	2,282,542
Pinnacle Foods Holding Corp. bank term loan FRN
7.823s, 2010	2,018,837	2,048,615
Prestige Brands, Inc. bank term loan FRN Ser. B,
7.239s, 2011	1,979,849	2,002,122
Regal Cinemas, Inc. bank term loan FRN Ser. B,
6.527s, 2010	2,058,553	2,076,565
Six Flags, Inc. bank term loan FRN Ser. B, 7.111s, 2009	2,996,150	3,028,452
Universal City Development bank term loan FRN Ser. B,
6.671s, 2011	4,044,038	4,092,902
Warner Music Group bank term loan FRN Ser. B, 6.669s, 2011	1,917,226	1,940,593
		65,126,774

Energy (0.1%)
Dresser, Inc. bank term loan FRN 7.99s, 2010	1,230,000	1,257,675
Dresser, Inc. bank term loan FRN Ser. C, 7.11s, 2009	152,705	154,995
Dresser-Rand Group, Inc. bank term loan FRN Ser. B,
6.764s, 2011	667,233	677,867
Petroleum Geo-Services ASA bank term loan FRN Ser. B,
7s, 2012 (Norway)	548,625	554,797
Universal Compression, Inc. bank term loan FRN
Ser. B, 6.03s, 2012	1,470,512	1,483,379
		4,128,713

Financial (0.6%)
Ameritrade, Inc. bank term loan FRN Ser. B, 6.32s, 2013	4,700,000	4,725,559
Capital Automotive bank term loan FRN 6.34s, 2010 (R)	5,650,000	5,705,489
Fidelity National Information Solutions bank term
loan FRN Ser. B, 6.47s, 2013	4,180,000	4,211,350
Hilb, Rogal & Hamilton Co. bank term loan FRN Ser. B,
6.813s, 2011	2,029,888	2,042,574
NASDAQ, Inc. bank term loan FRN Ser. B, 6.287s, 2011	1,700,000	1,711,334
		18,396,306

SENIOR LOANS (8.5%)* (c) continued

	Principal amount	Value

Health Care (0.8%)
Alderwoods Group, Inc. bank term loan FRN 6.738s, 2009	$520,524	$525,078
Community Health Systems, Inc. bank term loan FRN
Ser. B, 6.559s, 2011	2,360,308	2,389,811
DaVita, Inc. bank term loan FRN Ser. B, 6.542s, 2012	3,250,800	3,290,759
Hanger Orthopedic Group, Inc. bank term loan FRN
8.271s, 2009	782,000	791,775
Healthsouth Corp. bank term loan FRN 7.07s, 2010	2,723,813	2,743,675
Healthsouth Corp. bank term loan FRN Ser. B, 7.786s, 2013	5,550,000	5,590,471
IASIS Healthcare Corp. bank term loan FRN Ser. B,
6.786s, 2011	1,187,909	1,203,254
Kinetic Concepts, Inc. bank term loan FRN Ser. B,
6.28s, 2011	1,120,107	1,131,775
LifePoint, Inc. bank term loan FRN Ser. B, 6.185s, 2012	4,294,865	4,317,533
Stewart Enterprises, Inc. bank term loan FRN Ser. B,
6.657s, 2011	565,582	570,531
Vanguard Health Systems bank term loan FRN 6.95s, 2011	992,506	1,003,983
VWR International, Inc. bank term loan FRN Ser. B,
7.12s, 2011	1,812,519	1,835,743
		25,394,388

Technology (0.4%)
AMI Semiconductor, Inc. bank term loan FRN 6.105s, 2012	3,960,026	3,978,175
Avago Technologies Finance bank term loan FRN Ser. B,
7.13s, 2012 (Singapore)	187,029	187,403
Avago Technologies Finance bank term loan FRN
Ser. DD, 7.318s, 2012 (Singapore)	778,050	781,940
Extensity, Inc. bank term loan FRN Ser. B, 7 1/4s, 2011	150,000	150,938
ON Semiconductor Corp. bank term loan FRN Ser. BH,
6.54s, 2011	1,984,962	2,004,812
UGS Corp. bank term loan FRN Ser. C, 6.61s, 2012	3,779,141	3,821,656
		10,924,924

Transportation (0.1%)
Kansas City Southern Railway Co. bank term loan FRN
Ser. B, 6.227s, 2008	2,962,500	2,972,374
United Airlines bank term loan FRN Ser. B, 8.286s, 2012	1,312,500	1,333,828
United Airlines bank term loan FRN Ser. DD, 8.286s, 012	187,500	190,547
		4,496,749

Utilities & Power (0.4%)
El Paso Corp. bank term loan FRN 4.29s, 2009	1,725,000	1,743,927
El Paso Corp. bank term loan FRN Ser. B, 7.313s, 2009	6,056,400	6,130,421
NRG Energy, Inc. bank term loan FRN Ser. B, 6.82s, 013	3,179,000	3,217,412
Williams Cos., Inc. (The) bank term loan FRN Ser. C,
7.015s, 2007	1,806,671	1,828,125
		12,919,885

Total senior loans (cost $262,238,740)		$263,238,624

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $2,217,472)

	Principal amount	Value

WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	$1,950,000	$2,218,125

SHORT-TERM INVESTMENTS (8.7%)*

	Principal amount/shares	Value

Interest in $564,000,000 joint tri-party repurchase
agreement dated March 31, 2006 with Bank of America
Securities, LLC due April 3, 2006 with respect
to various U.S. Government obligations — maturity
value of $18,671,497 for an effective yield of 4.82%
(collateralized by Fannie Mae securities with a yield
of 5.00% and a due date of March 1, 2035, valued
at $575,280,000)	$18,664,000	$18,664,000
Putnam Prime Money Market Fund (e)	226,849,201	226,849,201
Short-term investments held as collateral for loaned
securities with yields ranging from 4.78% to 5.03%
and due dates ranging from April 3, 2006 to May 16,
2006 (d)	$5,723,485	5,711,400
Thunder Bay Funding, Inc. for an effective yield
of 4.17%, April 10, 2006	11,300,000	11,288,220
U.S. Treasury Bills for an effective yield of 4.297%,
April 13, 2006 #	3,100,000	3,095,570
U.S. Treasury Bills for an effective yield of 4.275%,
April 13, 2006 #	2,499,000	2,495,429

Total short-term investments (cost $268,103,820)		$268,103,820

TOTAL INVESTMENTS
Total investments (cost $3,058,957,805)		$3,061,208,803

* Percentages indicated are based on net assets of $3,085,877,867.

**** Security is in default of principal and interest.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at March 31, 2006.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2006 was $3,263,700 or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2006.

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at March 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At March 31, 2006, liquid assets totaling $820,245,954 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2006.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2006: (as a percentage of Portfolio Value)

Argentina	1.0%
Brazil	1.3
Canada	1.9
Cayman Islands	2.9
France	4.8
Germany	0.6
Ireland	3.4
Luxembourg	0.7
Philippines	0.6
Russia	0.9
South Africa	0.5
Spain	0.6
Sweden	1.1
United Kingdom	3.3
United States	75.0
Other	1.4

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/06 (aggregate face value $329,743,284) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$24,430,909	$24,674,945	4/19/06	$(244,036)
British Pound	39,432,546	39,705,886	6/21/06	(273,340)
Canadian Dollar	36,046,199	36,459,181	4/19/06	(412,982)
Danish Krone	6,354,668	6,315,830	6/21/06	38,838
Euro	86,860,670	86,576,269	6/21/06	284,401
Japanese Yen	81,159,830	81,740,568	5/17/06	(580,738)
Korean Won	9,428,492	9,427,989	5/17/06	503
Norwegian Krone	33,041,518	32,653,821	6/21/06	387,697
Polish Zloty	4,170,880	4,260,622	6/21/06	(89,742)
Swedish Krona	8,040,579	7,928,173	6/21/06	112,406

Total				$(776,993)

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/06 (aggregate face value $495,575,155) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 29,011,891	$ 29,862,388	4/19/06	$ 850,497
British Pound	23,236,247	23,381,519	6/21/06	145,272
Canadian Dollar	40,222,510	40,440,033	4/19/06	217,523
Euro	218,165,640	215,638,085	6/21/06	(2,527,555)
Japanese Yen	34,933,711	35,156,764	5/17/06	223,053
New Zealand Dollar	7,610,568	7,661,445	4/19/06	50,877
Singapore Dollar	7,812,381	7,788,367	5/17/06	(24,014)
Swedish Krona	104,003,370	103,191,352	6/21/06	(812,018)
Swiss Franc	32,334,859	32,455,202	6/21/06	120,343

Total				$(1,756,022)

FUTURES CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Short)	6,999	$1,658,675,513	Mar-07	$ 6,336,937
Euro 90 day (Long)	6,999	1,657,625,663	Sep-06	(3,506,038)
Euro 90 day (Long)	68	16,115,150	Jun-06	(159,143)
Euro-Bobl 5 yr (Long)	410	54,605,746	Jun-06	(318,725)
Euro-Bund 10 yr (Short)	427	60,538,244	Jun-06	768,527
Euro-Euribor Interest Rate 90 day (Long)	28	8,175,670	Dec-06	(28,858)
Euro-Schatz 2 yr (Long)	110	13,903,631	Jun-06	(30,275)
Japanese Government Bond 10 yr (Long)	113	127,837,416	Jun-06	(871,798)
U.K. Gilt 10 yr (Long)	212	41,050,499	Jun-06	(702,931)
U.S. Treasury Bond 20 yr (Long)	444	48,465,375	Jun-06	(1,709,669)
U.S. Treasury Note 10 yr (Short)	422	44,896,844	Jun-06	632,532
U.S. Treasury Note 5 yr (Short)	1,187	123,967,313	Jun-06	525,386
U.S. Treasury Note 2 yr (Short)	2,705	551,439,609	Jun-06	772,602

Total				$ 1,708,547

WRITTEN OPTIONS OUTSTANDING at 3/31/06 (premiums received $2,178,225) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with
Citibank for the obligation to pay a
fixed rate of 0.60% versus the six
month JPY-LIBOR-BBA maturing on
January 31, 2008.	JPY	73,373,200,000	Jan-07/$0.60	$3,541,469
Option on an interest rate swap with
Citibank for the right to receive a fixed
rate of 1.165% versus the one year
JPY-LIBOR-BBA maturing on
April 3, 2008.	JPY	59,657,639,000	Mar-07/$1.165	960,833

Total				$4,502,302

TBA SALE COMMITMENTS OUTSTANDING at 3/31/06 (proceeds receivable $14,643,422) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 5 1/2s, April 1, 2036	$14,900,000	4/12/06	$14,541,469

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

			Fixed payments	Fixed payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$42,000,000	1/27/14	4.35%	3 month USD-LIBOR-BBA	$ 2,702,093

	5,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	(314,878)

Citibank, N.A.
JPY	6,200,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%	(1,098,481)

NOK	115,000,000	7/22/10	6 month NOK-NIBOR-NIBR	3.52%	(52,555)

EUR	14,140,000	7/22/10	2.825%	6 month EUR-EURIBOR-Telerate 357,462

NOK	284,790,000	7/14/10	6 month NOK-NIBOR-NIBR	3.40%	(347,453)

JPY 11,000,000,000		3/14/13	1.54375%	6 month JPY-LIBOR-BBA	1,365,542

JPY 25,000,000,000		3/14/09	6 month JPY-LIBOR-BBA	0.84%	(1,629,980)

JPY 24,459,632,000		4/3/08	1 year JPY-LIBOR-BBA	1.165%	(285,297)

EUR	36,276,000	7/14/10	2.7515%	6 month EUR-EURIBOR-Telerate 1,048,433

EUR	66,000,000	12/16/15	6 month EUR-EURIBOR-Telerate	3.485%	(2,942,188)

EUR	390,000,000	12/17/07	2.973%	6 month EUR-EURIBOR-Telerate 3,228,751

Credit Suisse First Boston International
	$37,886,000	7/9/06	3 month USD-LIBOR-BBA	2.931%	(363,240)

	42,918,600	7/9/14	4.945%	3 month USD-LIBOR-BBA	1,156,239

Deutsche Bank AG
	24,344,349	8/2/32	5.86%	3 month USD-LIBOR-BBA	(1,278,903)

	21,693,259	8/2/22	3 month USD-LIBOR-BBA	5.7756%	755,697

Goldman Sachs Capital Markets, L.P.
	48,888,992	8/1/32	5.919%	3 month USD-LIBOR-BBA	(2,974,650)

	43,565,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	1,848,971

	24,344,349	8/12/32	5.689%	3 month USD-LIBOR-BBA	(686,681)

	21,693,259	8/12/22	3 month USD-LIBOR-BBA	5.601%	335,153

HSBC Bank USA
CAD	58,644,000	2/16/16	4.5875%	3 month CAD-BA-CDOR	158,101

CAD	245,413,000	2/16/08	3 month CAD-BA-CDOR	4.20%	(248,606)

JPMorgan Chase Bank, N.A.
	$210,000,000	5/10/07	4.062%	3 month USD-LIBOR-BBA	746,772

	113,000,000	5/10/15	3 month USD-LIBOR-BBA	4.687%	(4,241,810)

	49,000,000	5/10/35	5.062%	3 month USD-LIBOR-BBA	2,403,420

JPMorgan Securities, Inc.
GBP	148,195,000	2/23/08	4.635%	6 month GBP-LIBOR-BBA	704,937

Lehman Brothers Special Financing, Inc.
	$35,000,000	7/23/12	3 month USD-LIBOR-BBA	5.114%	(364,178)

	21,082,941	8/2/12	5.152%	3 month USD-LIBOR-BBA	181,660

	21,693,259	8/2/22	3 month USD-LIBOR-BBA	5.7756%	755,697

GBP	6,285,000	3/15/36	15,214,937.50 GBP at maturity	6 month GBP-LIBOR-BBA	169,500

	$68,727,000	12/11/13	3 month USD-LIBOR-BBA	4.641%	(2,282,349)

	42,000,000	1/26/14	4.3375%	3 month USD-LIBOR-BBA	2,736,221

JPY 12,649,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	2,896,699

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited) continued

			Fixed payments	Fixed payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
	$42,339,343	8/1/12	5.204%	3 month USD-LIBOR-BBA	$243,311

	43,565,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	1,848,971

	21,693,259	8/12/22	3 month USD-LIBOR-BBA	5.601%	335,153

	21,082,941	8/13/12	4.94%	3 month USD-LIBOR-BBA	431,814

EUR	337,100,000	2/19/07	2.5645%	6 month	2,212,877

NOK	174,700,000	7/26/10	6 month NOK-NIBOR-NIBR	3.54%	(38,987)

EUR	22,000,000	7/26/10	2.801%	6 month EUR-EURIBOR-Telerate	581,874

Morgan Stanley Capital Services, Inc.
	$2,000,000	10/2/10	6.94%	3 month USD-LIBOR-BBA	(177,070)

	15,000,000	5/17/12	3 month USD-LIBOR-BBA	5.7775%	589,824

Total					$10,467,866

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs
	$ 6,497,000	9/15/11	(678 bp 1 month	Ford Credit Auto Owner	$ (20,584)
			USD-LIBOR)	Trust Series 2005-B Class D

Lehman Brothers Special Financing, Inc.
GBP	6,285,000	3/15/36	3.12%	GBP Non-revised Retail	80,680
Index

	$11,813,383	5/1/06	(6 month USD-LIBOR-BBA	Lehman Brothers U.S. High 291,827
			plus 5 bp)	Yield Index

Total					$351,923

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced Debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 4
Index	$ (16,553)	$ 5,881,920	6/20/10	(360 bp)	$ (227,963)

DJ CDX NA HY Series 4
Index	(66,575)	14,976,000	6/20/10	(360 bp)	(604,850)

DJ CDX NA HY Series 4
Index	(99,806)	29,952,000	6/20/10	(360 bp)	(1,176,356)

DJ CDX NA HY Series 3
Index	129,315	6,240,000	6/20/10	360 bp	353,596

DJ CDX NA HY Series 4
Index	271,706	12,480,000	6/20/10	360 bp	720,268

DJ CDX NA IG HVOL
Series 4 Index	(152,984)	20,306,000	6/20/10	(90 bp)	(61,201)

Citigroup Financial Products, Inc.
DJ CDX NA HY Series 4
Index	(262,203)	15,322,560	6/20/10	(360 bp)	(812,935)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	15,961,000	6/20/10	(677.5 bp)	344,092

Goldman Sachs Capital Markets, L.P.
DJ CDX NA HY Series 5
Index	(1,218,698)	75,175,000	12/20/10	(395 bp)	(4,138,513)

DJ CDX NA HY Series 4
Index	81,315	14,976,000	6/20/10	(360 bp)	(456,959)

DJ CDX NA HY Series 3
Index	84,055	6,240,000	6/20/10	(360 bp)	308,336

DJ CDX NA IG Series 4
Index 10-15% tranche	—	7,845,000	6/20/15	57.60 bp	27,521

DJ CDX NA IG Series 4
Index	(38,898)	7,845,000	6/20/15	(65 bp)	(19,652)

DJ CDX NA IG Series 4
Index	(163,652)	15,246,000	6/20/10	(90 bp)	(94,740)

DJ CDX NA IG HVOL
Series 5 Index	(76,025)	8,998,000	12/20/10	(85 bp)	(97,201)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	4,499,000	12/20/10	(113 bp)	(73,949)

DJ CDX NA IG HVOL
Series 5 Index	(57,455)	8,998,000	12/20/10	(85 bp)	(78,630)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	3,578,000	12/20/10	(115 bp)	(61,840)

DJ CDX NA IG Series 4
Index 3-7% tranche	—	9,527,400	6/20/15	656 bp	74,091

DJ CDX NA IG Series 4
Index 3-7% tranche	—	15,535,000	6/20/15	600 bp	(142,190)

Goldman Sachs International
one of the underlying
securities in the
basket of BB CMBS
securities	—	28,743,000	(a)	2.461%	1,600,482

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 4
Index	(213,641)	15,255,360	6/20/10	(360 bp)	(761,957)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/06 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced Debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 4
Index	$ (33,297)		$ 6,606,000	6/20/15	(65 bp)	$ (17,090)

DJ CDX NA IG Series 4
Index 10-15% tranche	—		6,606,000	6/20/15	59 bp	73,040

DJ CDX NA IG Series 4
Index	(2)		6,580,000	12/20/15	(70 bp)	(31,740)

DJ CDX NA IG Series 5
Index 10-15% tranche	—		6,580,000	12/20/15	57.5 bp	65,219

DJ CDX NA IG Series 4
Index 3-7% tranche	—		12,735,000	6/20/10	(124.5 bp)	(239,864)

DJ CDX NA IG HVOL
Series 4 Index	(30,020)		2,653,000	6/20/10	(90 bp)	(18,639)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		2,653,000	6/20/12	309 bp	83,039

DJ CDX NA IG HVOL
Series 5 Index	(19,168)		3,578,000	12/20/10	(85 bp)	(27,588)

DJ CDX NA HY Series 4
Index	(50,363)		14,913,600	6/20/10	(360 bp)	(586,395)

DJ CDX NA HY Series 4
Index	(164,514)		15,322,560	6/20/10	(360 bp)	(715,245)

DJ CDX NA HY Series 3
Index	142,322		6,240,000	6/20/10	(360 bp)	366,603

DJ CDX NA HY Series 4
Index	(108,177)		9,174,720	6/20/10	(360 bp)	(437,939)

DJ CDX NA HY Series 4
Index	137,923		29,952,000	6/20/10	(360 bp)	(938,627)

DJ iTraxx Europe
Series 4 Version 1	—	EUR	10,800,000	12/20/15	616.375 bp	787,048

DJ iTraxx Europe
Series 4 Version 1	—	EUR	19,440,000	12/20/12	(230 bp)	(824,157)

DJ iTraxx Index 6-9%
tranche	—	EUR	13,927,000	6/20/12	46.375 bp	44,177

DJ iTraxx Index	13	EUR	13,927,000	6/20/12	(45 bp)	(52,893)

Merrill Lynch International
DJ CDX NA HY Series 4
Index	168,664		$ 7,872,000	6/20/10	360 bp	451,603

Merrill Lynch International & Co. C.V.
DJ CDX NA IG Series 5
Index 3-7% tranche	—		3,578,000	12/20/12	246 bp	47,587

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 4
Index 10-15% tranche	—		6,782,000	6/20/15	70.5 bp	86,301

DJ CDX NA IG Series 4
Index	(43,989)		6,782,000	6/20/15	(65 bp)	(27,350)

DJ CDX NA IG Series 5
Index 3-7% tranche	—		8,998,000	12/20/12	305 bp	417,297

DJ CDX NA IG Series 4
Index 3-7% tranche	—		2,653,000	6/20/10	(110.5 bp)	(36,235)

DJ CDX NA IG Series 4
Index 3-7% tranche	—		15,778,000	6/20/10	(114 bp)	(236,670)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/06 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced Debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 4
Index 3-7% tranche	$—	$15,317,000	6/20/12	285 bp	$ 286,581

DJ CDX NA IG Series 4
Index 3-7% tranche	—	10,153,000	6/20/12	275 bp	136,626

DJ CDX NA IG Series 4
Index	(28,163)	13,213,000	6/20/12	(55 bp)	(27,150)

DJ CDX NA IG Series 4
Index 7-10% tranche	—	13,213,000	6/20/12	48 bp	92,887

DJ CDX NA IG Series 5
Index	(48,211)	3,465,810	12/20/10	(395 bp)	(182,824)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	3,578,000	12/20/10	(115 bp)	(61,840)

DJ CDX NA IG HVOL
Series 5 Index	(20,099)	3,578,000	12/20/10	(85 bp)	(28,519)

DJ CDX NA IG Series 5
Index 3-7% tranche	—	3,578,000	12/20/12	248 bp	51,619

DJ CDX NA HY Series 5
Index	(106,859)	5,767,620	12/20/10	(395 bp)	(330,874)

DJ CDX NA HY Series 5
Index 25-35% tranche	—	11,892,000	12/20/10	145 bp	507,353

DJ CDX NA HY Series 5
Index 25-35% tranche	—	7,146,000	12/20/10	127 bp	257,923

DJ iTraxx EUR Series 3
Index 3-6% tranche	—	EUR 6,127,000	6/20/15	479 bp	(150,688)

Total					$(6,597,974)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS

Investment in securities, at value, including $5,581,239 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,832,108,604)	$2,834,359,602
Affiliated issuers (identified cost $226,849,201) (Note 5)	226,849,201

Cash	11,397,387

Foreign currency (cost $18,336,740) (Note 1)	18,445,102

Interest and other receivables	43,047,181

Receivable for shares of the fund sold	1,616,872

Receivable for securities sold	21,861,246

Receivable for sales of delayed delivery securities (Note 1)	14,668,462

Receivable for open forward currency contracts (Note 1)	2,535,846

Receivable for closed forward currency contracts (Note 1)	1,267,041

Unrealized appreciation on swap contracts (Note 1)	37,350,968

Receivable for closed swap contracts (Note 1)	896,169

Premiums paid on swap contracts (Note 1)	2,004,040

Total assets	3,216,299,117

LIABILITIES

Payable for variation margin (Note 1)	636,942

Payable for securities purchased	24,127,266

Payable for purchases of delayed delivery securities (Note 1)	24,419,623

Payable for shares of the fund repurchased	8,024,790

Payable for compensation of Manager (Notes 2 and 5)	4,354,899

Payable for investor servicing and custodian fees (Note 2)	214,599

Payable for Trustee compensation and expenses (Note 2)	360,009

Payable for administrative services (Note 2)	4,300

Payable for distribution fees (Note 2)	1,791,376

Payable for open forward currency contracts (Note 1)	5,068,861

Payable for closed forward currency contracts (Note 1)	3,177,940

TBA sale commitments, at value (proceeds receivable $14,643,422) (Note 1)	14,541,469

Written options outstanding, at value (premiums received $2,178,225) (Note 1)	4,502,302

Unrealized depreciation on swap contracts (Note 1)	33,129,153

Collateral on securities loaned, at value (Note 1)	5,711,400

Other accrued expenses	356,321

Total liabilities	130,421,250

Net assets	$3,085,877,867

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,930,755,437

Undistributed net investment income (Note 1)	16,290,833

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(864,898,403)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	3,730,000

Total — Representing net assets applicable to capital shares outstanding	$3,085,877,867

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,301,696,158 divided by 132,614,797 shares)	$9.82

Offering price per class A share
(100/96.25 of $9.82)*	$10.20

Net asset value and offering price per class B share
($325,869,385 divided by 33,467,307 shares)**	$9.74

Net asset value and offering price per class C share
($162,021,616 divided by 16,609,852 shares)**	$9.75

Net asset value and redemption price per class M share
($1,279,486,778 divided by 131,522,055 shares)	$9.73

Offering price per class M share
(100/96.75 of $9.73)***	$10.06

Net asset value, offering price and redemption price per class R share
($642,057 divided by 65,521 shares)	$9.80

Net asset value, offering price and redemption price per class Y share
($16,161,873 divided by 1,645,695 shares)	$9.82

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $2,686,504 from investments
in affiliated issuers) (Note 5)	$106,186,292

Securities lending	10,764

Total investment income	106,197,056

EXPENSES

Compensation of Manager (Note 2)	9,369,214

Investor servicing fees (Note 2)	1,724,950

Custodian fees (Note 2)	323,104

Trustee compensation and expenses (Note 2)	63,669

Administrative services (Note 2)	35,828

Distribution fees — Class A (Note 2)	1,650,627

Distribution fees — Class B (Note 2)	1,795,500

Distribution fees — Class C (Note 2)	950,458

Distribution fees — Class M (Note 2)	3,768,991

Distribution fees — Class R (Note 2)	1,503

Other	373,558

Non-recurring costs (Notes 2 and 8)	17,013

Costs assumed by Manager (Notes 2 and 8)	(17,013)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 8)	(298,910)

Total expenses	19,758,492

Expense reduction (Note 2)	(611,633)

Net expenses	19,146,859

Net investment income	87,050,197

Net realized loss on investments (Notes 1 and 3)	(7,738,786)

Net realized loss on swap contracts (Note 1)	(1,786,254)

Net realized gain on futures contracts (Note 1)	5,373,911

Net realized loss on foreign currency transactions (Note 1)	(2,777,077)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(5,437,360)

Net unrealized depreciation of investments, futures contracts,
swap contracts, written options, and TBA sale commitments during the period	(46,631,960)

Net loss on investments	(58,997,526)

Net increase in net assets resulting from operations	$ 28,052,671

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income	$ 87,050,197	$ 230,466,692

Net realized gain (loss) on investments
and foreign currency transactions	(6,928,206)	173,242,773

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(52,069,320)	(97,732,675)

Net increase in net assets resulting from operations	28,052,671	305,976,790

Distributions to shareholders: (Note 1)

From net investment income

Class A	(63,625,359)	(72,352,278)

Class B	(16,223,847)	(21,100,795)

Class C	(8,590,126)	(10,950,053)

Class M	(72,316,545)	(144,919,817)

Class R	(28,001)	(18,536)

Class Y	(1,058,842)	(1,593,689)

Redemption fees (Note 1)	2,019	4,507

Decrease from capital share transactions (Note 4)	(693,301,659)	(1,466,401,168)

Total decrease in net assets	(827,089,689)	(1,411,355,039)

NET ASSETS

Beginning of period	3,912,967,556	5,324,322,595

End of period (including undistributed net investment
income of $16,290,833 and $91,083,356, respectively)	$3,085,877,867	$ 3,912,967,556
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total		Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2006**	$10.20	.27(d,e)	(.17)	.10	(.48)	—	(.48)	—(f )	$9.82	1.05*	$1,301,696	.46*(d,e)	2.66*(d,e)	44.17*(g)
September 30, 2005	10.10	.51(d)	.13	.64	(.54)	—	(.54)	—(f)	10.20	6.50	1,364,862	.91(d)	4.97(d)	125.82(g)
September 30, 2004	9.85	.54(d)	.39	.93	(.68)	—	(.68)	—(f )	10.10	9.73	1,340,885	.95(d)	5.44(d)	99.17
September 30, 2003	8.89	.68	1.00	1.68	(.72)	—	(.72)	—	9.85	19.65	1,478,254.96		7.22	146.21(h)
September 30, 2002	9.26	.73	(.31)	.42	(.74)	(.05)	(.79)	—	8.89	4.61	1,296,859.94		7.96	209.42(h,i)
September 30, 2001	10.13	.84	(.81)	.03	(.68)	(.22)	(.90)	—	9.26	.22	1,378,591.95		8.75	150.11(h)

CLASS B
March 31, 2006**	$10.12	.23(d,e)	(.17)	.06	(.44)	—	(.44)	—(f )	$9.74	.67*	$325,869	.84*(d,e)	2.29*(d,e)	44.17*(g)
September 30, 2005	10.02	.43(d)	.14	.57	(.47)	—	(.47)	—(f)	10.12	5.72	391,133	1.66(d)	4.23(d)	125.82(g)
September 30, 2004	9.78	.47(d)	.37	.84	(.60)	—	(.60)	—(f)	10.02	8.85	516,726	1.70(d)	4.73(d)	99.17
September 30, 2003	8.84	.61	.98	1.59	(.65)	—	(.65)	—	9.78	18.67	742,979	1.71	6.49	146.21(h)
September 30, 2002	9.22	.66	(.32)	.34	(.68)	(.04)	(.72)	—	8.84	3.70	696,733	1.69	7.20	209.42(h,i)
September 30, 2001	10.09	.79	(.83)	(.04)	(.63)	(.20)	(.83)	—	9.22	(.53)	738,611	1.70	8.01	150.11(h)

CLASS C
March 31, 2006**	$10.14	.23(d,e)	(.18)	.05	(.44)	—	(.44)	—(f )	$9.75	.57*	$162,022	.84*(d,e)	2.30*(d,e)	44.17*(g)
September 30, 2005	10.04	.43(d)	.14	.57	(.47)	—	(.47)	—(f)	10.14	5.71	226,005	1.66(d)	4.23(d)	125.82
September 30, 2004	9.80	.47(d)	.37	.84	(.60)	—	(.60)	—(f )	10.04	8.87	265,151	1.70(d)	4.67(d)	99.17
September 30, 2003	8.86	.57	1.03	1.60	(.66)	—	(.66)	—	9.80	18.70	237,437	1.71	6.10	146.21(h)
September 30, 2002	9.24	.65	(.31)	.34	(.68)	(.04)	(.72)	—	8.86	3.72	26,673	1.69	7.17	209.42(h,i)
September 30, 2001	10.11	.77	(.81)	(.04)	(.63)	(.20)	(.83)	—	9.24	(.50)	18,589	1.70	7.96	150.11(h)

CLASS M
March 31, 2006**	$10.11	.25(d,e)	(.16)	.09	(.47)	—	(.47)	—(f )	$9.73	94*	$1,279,487	.59*(d,e)	2.55*(d,e)	44.17*(g)
September 30, 2005	10.02	.48(d)	.13	.61	(.52)	—	(.52)	—(f)	10.11	6.19	1,898,276	1.16(d)	4.73(d)	125.82(g)
September 30, 2004	9.78	.51(d)	.38	.89	(.65)	—	(.65)	—(f)	10.02	9.43	3,174,449	1.20(d)	5.17(d)	99.17
September 30, 2003	8.83	.65	1.00	1.65	(.70)	—	(.70)	—	9.78	19.37	3,004,689	1.21	6.96	146.21(h)
September 30, 2002	9.22	.70	(.32)	.38	(.72)	(.05)	(.77)	—	8.83	4.13	2,258,273	1.19	7.68	209.42(h,i)
September 30, 2001	10.09	.81	(.80)	.01	(.67)	(.21)	(.88)	—	9.22	(.02)	1,368,935	1.20	8.47	150.11(h)

CLASS R
March 31, 2006**	$10.18	.25(d,e)	(.16)	.09	(.47)	—	(.47)	—(f)	$9.80	93*	$642	.59*(d,e)	2.53*(d,e)	44.17*(g)
September 30, 2005	10.09	.48(d)	.14	.62	(.53)	—	(.53)	—(f)	10.18	6.20	563	1.16(d)	4.66(d)	125.82(g)
September 30, 2004†	9.93	.46(d)	.24	.70	(.54)	—	(.54)	—(f)	10.09	7.30*	94	1.00*(d)	4.32*(d)	99.17

CLASS Y
March 31, 2006**	$10.20	.28(d,e)	(.17)	.11	(.49)	—	(.49)	—(f)	$9.82	1.17*	$16,162	.34*(d,e)	2.80*(d,e)	44.17*(g)
September 30, 2005	10.10	.53(d)	.14	.67	(.57)	—	(.57)	—(f)	10.20	6.74	32,129	.66(d)	5.22(d)	125.82(g)
September 30, 2004	9.85	.56(d)	.39	.95	(.70)	—	(.70)	—(f)	10.10	9.99	27,017	.70(d)	5.68(d)	99.17
September 30, 2003	8.89	.70	1.00	1.70	(.74)	—	(.74)	—	9.85	19.96	25,427.71		7.45	146.21(h)
September 30, 2002	9.28	.77	(.34)	.43	(.77)	(.05)	(.82)	—	8.89	4.65	17,109.69		8.20	209.42(h,i)
September 30, 2001	10.15	.85	(.80)	.05	(.70)	(.22)	(.92)	—	9.28	.48	24,014.70		8.98	150.11(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

70	71

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	3/31/06	9/30/05	9/30/04

Class A	<0.01%	0.01%	<0.01%

Class B	<0.01	0.01	<0.01

Class C	<0.01	0.01	<0.01

Class M	<0.01	0.01	<0.01

Class R	<0.01	0.01	<0.01

Class Y	<0.01	0.01	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, in the following amounts (Note 8):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2006, the value of securities loaned amounted to $5,581,239. The fund received cash collateral of $5,711,400 which is pooled with collateral of other Putnam funds into 29 issues of high grade short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $856,047,835 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 34,614,725	September 30, 2007

230,732,644	September 30, 2008

110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

The aggregate identified cost on a tax basis is $3,061,582,916, resulting in gross unrealized appreciation and depreciation of $75,491,038 and $75,865,151, respectively, or net unrealized depreciation of $374,113.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended March 31, 2006, Putnam Management did not waive any of its management fee from the fund. For the period ended March 31, 2006, Putnam Management has assumed $17,013 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of

0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2006, the fund incurred $2,048,054 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended March 31, 2006, the fund’s expenses were reduced by $611,633 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $861, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $49,833 and $614 from the sale of class A and class M shares, respectively, and received $211,247 and $2,970 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received $511 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,417,685,090 and $2,193,655,175 respectively. Purchases and sales of U.S. government securities aggregated no monies and $146,128,718, respectively.

Written option transactions during the period ended March 31, 2006 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding at
beginning of period		—	$—

Options
opened	JPY	133,030,839,000	2,178,225
Options exercised		—	—
Options expired		—	—
Options closed		—	—

Written options
outstanding
at end end
of period	JPY	133,030,839,000	$2,178,225

Note 4: Capital shares

At March 31, 2006, there was an unlimited number
of shares of beneficial interest authorized.
Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/06:
Shares sold	11,174,002	$111,230,524

Shares issued
in connection
with reinvestment
of distributions	4,789,448	47,318,197

	15,963,450	158,548,721

Shares
repurchased	(17,186,548)	(171,330,991)

Net decrease	(1,223,098)	$(12,782,270)

Year ended 9/30/05:
Shares sold	27,673,623	$283,462,115

Shares issued
in connection
with reinvestment
of distributions	5,161,530	52,768,581

	32,835,153	336,230,696

Shares
repurchased	(31,761,405)	(325,159,459)

Net increase	1,073,748	$11,071,237

CLASS B	Shares	Amount

Six months ended 3/31/06:
Shares sold	2,162,634	$21,398,984

Shares issued
in connection
with reinvestment
of distributions	1,180,714	11,569,138

	3,343,348	32,968,122

Shares
repurchased	(8,529,299)	(84,299,625)

Net decrease	(5,185,951)	$(51,331,503)

Year ended 9/30/05:
Shares sold	5,816,447	$59,103,683

Shares issued
in connection
with reinvestment
of distributions	1,472,692	14,949,019

	7,289,139	74,052,702

Shares
repurchased	(20,190,532)	(205,189,960)

Net decrease	(12,901,393)	$(131,137,258)

CLASS C	Shares	Amount

Six months ended 3/31/06:
Shares sold	622,265	$6,159,489

Shares issued
in connection
with reinvestment
of distributions	130,680	1,282,801

	752,945	7,442,290

Shares
repurchased	(6,439,285)	(63,931,823)

Net decrease	(5,686,340)	$(56,489,533)

Year ended 9/30/05:
Shares sold	8,751,604	$ 89,125,080

Shares issued
in connection
with reinvestment
of distributions	137,020	1,393,634

	8,888,624	90,518,714

Shares
repurchased	(13,003,377)	(132,347,064)

Net decrease	(4,114,753)	$(41,828,350)

CLASS M	Shares	Amount

Six months ended 3/31/06:
Shares sold	108,248	$1,066,800

Shares issued
in connection
with reinvestment
of distributions	87,906	860,700

	196,154	1,927,500

Shares
repurchased	(56,411,410)	(559,629,023)

Net decrease	(56,215,256)	$(557,701,523)

Year ended 9/30/05:
Shares sold	25,877,581	$263,301,936

Shares issued
in connection
with reinvestment
of distributions	106,838	1,083,559

	25,984,419	264,385,495

Shares
repurchased	(155,063,889)	(1,574,239,288)

Net decrease	(129,079,470)	$(1,309,853,793)

CLASS R	Shares	Amount

Six months ended 3/31/06:
Shares sold	15,110	$150,931

Shares issued
in connection
with reinvestment
of distributions	2,840	28,001

	17,950	178,932

Shares
repurchased	(7,700)	(77,068)

Net increase	10,250	$101,864

Year ended 9/30/05:
Shares sold	48,096	$493,168

Shares issued
in connection
with reinvestment
of distributions	1,814	18,536

	49,910	511,704

Shares
repurchased	(3,933)	(40,237)

Net increase	45,977	$471,467

CLASS Y	Shares	Amount

Six months ended 3/31/06:
Shares sold	248,308	$2,467,628

Shares issued
in connection
with reinvestment
of distributions	106,468	1,053,948

	354,776	3,521,576

Shares
repurchased	(1,858,315)	(18,620,270)

Net decrease	(1,503,539)	$(15,098,694)

Year ended 9/30/05:
Shares sold	1,175,655	$12,052,175

Shares issued
in connection
with reinvestment
of distributions	155,859	1,593,689

	1,331,514	13,645,864

Shares
repurchased	(856,667)	(8,770,335)

Net increase	474,847	$4,875,529

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2006, management fees paid were reduced by $73,693 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $2,686,504 for the period ended March 31, 2006. During the period ended March 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $466,446,724 and $364,938,950, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of March 31, 2006, the fund had unfunded loan commitments of $1,119,375, which could be extended at the option of the borrower, pursuant to the following loan agreement with the following borrower:

Borrower	Unfunded Commitments

Trump Hotel &
Casino Resort, Inc.	$1,119,375

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In March 2006, the fund received $225,217 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	John H. Mullin, III	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Richard S. Robie, III
Putnam Investments Limited	Officers	Vice President
57-59 St. James Street	George Putnam, III
London, England SW1A 1LD	President	Francis J. McNamara, III
Vice President and
Marketing Services	Charles E. Porter	Chief Legal Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Associate Treasurer and	Charles A. Ruys de Perez
Boston, MA 02109	Principal Executive Officer	Vice President and
Chief Compliance Officer
Custodian	Jonathan S. Horwitz
Putnam Fiduciary	Senior Vice President	Mark C. Trenchard
Trust Company	and Treasurer	Vice President and
BSA Compliance Officer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Judith Cohen
	Principal Financial Officer	Vice President, Clerk and
Trustees		Assistant Treasurer
John A. Hill, Chairman	Michael T. Healy
Jameson Adkins Baxter,	Assistant Treasurer and	Wanda M. McManus
Vice Chairman	Principal Accounting Officer	Vice President, Senior Associate
Charles B. Curtis		Treasurer and Assistant Clerk
Myra R. Drucker	Daniel T. Gallagher
Charles E. Haldeman, Jr.	Senior Vice President,	Nancy E. Florek
Paul L. Joskow	Staff Counsel and	Vice President, Assistant Clerk,
	Compliance Liaison	Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA028 233460 5/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006